UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2015

Gateway Fund

Portfolio Review page 1

Portfolio of Investments page 8

Financial Statements page 19

Notes to Financial Statements page 25

GATEWAY FUND

Managers	Symbols
Michael T. Buckius, CFA®	Class A GATEX
Paul R. Stewart, CFA®	Class C GTECX
Kenneth H. Toft, CFA®	Class Y GTEYX
Gateway Investment Advisers, LLC

Objective

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Average Annual Total Returns — June 30, 20155

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
NAV	2.03%	2.95%	6.06%	3.67%
With 5.75% Maximum Sales Charge	-3.82	-2.97	4.81	3.06

Class C (Inception 2/19/2008)[1]
NAV	1.63	2.19	5.26	2.89
With CDSC[2]	0.63	1.19	5.26	2.89

Class Y (Inception 2/19/2008)[1]
NAV	2.15	3.21	6.31	3.86

COMPARATIVE PERFORMANCE
S&P 500® Index[3]	1.23	7.42	17.34	7.89
Barclays U.S. Aggregate Bond Index[4]	-0.10	1.86	3.35	4.44

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the Predecessor Fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the Predecessor Fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the Predecessor Fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2015 through June 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 1/1/2015	ENDING ACCOUNT VALUE 6/30/2015	EXPENSES PAID DURING PERIOD* 1/1/2015 – 6/30/2015
Class A
Actual	$1,000.00	$1,020.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71
Class C
Actual	$1,000.00	$1,016.30	$8.50
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50
Class Y
Actual	$1,000.00	$1,021.50	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING

ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts, with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds.

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The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2015. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Trustees noted that while the Fund had performance that lagged that of its peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported the renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to volatility levels and other market conditions which had adversely impacted the Fund’s relative performance; (2) that the Fund’s performance had been consistent with its investment objective of earning positive returns while meaningfully reducing equity market volatility and mitigating downside risk, such that its relative performance would be expected

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to lag in certain periods; and (3) that the Fund’s more recent performance had shown improvement relative to its benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees considered that management had instituted a breakpoint and expense cap for the Fund, and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2016.

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Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Aerospace & Defense — 2.2%
366,696	Boeing Co. (The)(b)	$50,868,069
520,523	Honeywell International, Inc.(b)	53,077,730
274,963	Raytheon Co.(b)	26,308,460
16,179	TransDigm Group, Inc.(c)(d)	3,634,936
421,225	United Technologies Corp.(b)	46,726,489

		180,615,684

	Air Freight & Logistics — 0.7%
571,206	United Parcel Service, Inc., Class B(b)	55,355,573

	Airlines — 0.5%
585,462	American Airlines Group, Inc.(b)	23,380,425
273,036	United Continental Holdings, Inc.(b)(c)	14,473,638

		37,854,063

	Auto Components — 0.2%
58,904	Autoliv, Inc.(b)	6,877,042
152,167	Cooper Tire & Rubber Co.(b)	5,147,809
23,144	Remy International, Inc.	511,714

		12,536,565

	Automobiles — 0.5%
2,051,938	Ford Motor Co.(b)	30,799,589
31,817	Tesla Motors, Inc.(b)(c)	8,535,229

		39,334,818

	Banks — 5.8%
287,346	Associated Banc-Corp(b)	5,824,503
4,972,402	Bank of America Corp.(b)	84,630,282
1,473,883	Citigroup, Inc.(d)	81,417,297
86,171	FirstMerit Corp.	1,794,942
1,588,773	JPMorgan Chase & Co.(b)	107,655,259
110,540	Old National Bancorp	1,598,408
1,187,811	U.S. Bancorp(b)	51,550,997
2,304,469	Wells Fargo & Co.(b)	129,603,337

		464,075,025

	Beverages — 2.2%
1,918,004	Coca-Cola Co. (The)(b)	75,243,297
141,179	Monster Beverage Corp.(b)(c)	18,920,809
918,488	PepsiCo, Inc.(b)	85,731,670

		179,895,776

	Biotechnology — 3.5%
114,499	Alexion Pharmaceuticals, Inc.(b)(c)	20,697,984
393,369	Amgen, Inc.(b)	60,390,009
113,945	Biogen, Inc.(b)(c)	46,026,943
452,822	Celgene Corp.(b)(c)	52,407,354
734,444	Gilead Sciences, Inc.(b)	85,988,704
130,287	Vertex Pharmaceuticals, Inc.(c)(d)	16,087,839

		281,598,833

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Capital Markets — 2.3%
90,315	Affiliated Managers Group, Inc.(c)(d)	$19,742,859
976,184	Charles Schwab Corp. (The)(b)	31,872,408
323,178	Eaton Vance Corp.(b)	12,645,955
220,390	Goldman Sachs Group, Inc. (The)(b)	46,015,228
348,228	Legg Mason, Inc.(b)	17,944,189
894,591	Morgan Stanley(b)	34,701,185
354,087	TD Ameritrade Holding Corp.(b)	13,037,483
135,291	Waddell & Reed Financial, Inc., Class A(b)	6,400,617

		182,359,924

	Chemicals — 2.4%
43,081	Ashland, Inc.(b)	5,251,574
658,335	Dow Chemical Co. (The)(b)	33,687,002
584,976	E.I. du Pont de Nemours & Co.(b)	37,409,215
213,613	Eastman Chemical Co.(b)	17,477,816
300,931	LyondellBasell Industries NV, Class A(b)	31,152,377
332,136	Monsanto Co.(b)	35,402,376
296,071	Olin Corp.(b)	7,979,113
111,573	Potash Corp. of Saskatchewan, Inc.(b)	3,455,416
357,569	RPM International, Inc.(b)	17,510,154

		189,325,043

	Commercial Services & Supplies — 0.6%
163,755	ADT Corp. (The)(d)	5,497,255
10,140	R.R. Donnelley & Sons Co.	176,740
572,952	Tyco International PLC(b)	22,047,193
451,602	Waste Management, Inc.(b)	20,931,753

		48,652,941

	Communications Equipment — 1.6%
2,470,813	Cisco Systems, Inc.(b)	67,848,525
238,994	Motorola Solutions, Inc.(b)	13,703,916
810,535	QUALCOMM, Inc.(b)	50,763,807
1,662	Telefonaktiebolaget LM Ericsson, Sponsored ADR	17,351

		132,333,599

	Consumer Finance — 0.8%
551,264	American Express Co.(b)	42,844,238
413,525	Discover Financial Services(b)	23,827,311

		66,671,549

	Containers & Packaging — 0.5%
205,641	Avery Dennison Corp.(b)	12,531,763
401,958	MeadWestvaco Corp.(b)	18,968,398
116,207	Sonoco Products Co.(b)	4,980,632

		36,480,793

	Distributors — 0.3%
257,573	Genuine Parts Co.(b)	23,060,511

	Diversified Financial Services – 2.3%
1,043,489	Berkshire Hathaway, Inc., Class B(b)(c)	142,029,288

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Diversified Financial Services — (continued)
246,268	CME Group, Inc.(b)	$22,917,700
129,451	FNFV Group(c)	1,990,956
83,571	IntercontinentalExchange, Inc.(b)	18,687,311

		185,625,255

	Diversified Telecommunication Services — 1.8%
1,709,910	AT&T, Inc.(b)	60,736,003
911,718	Frontier Communications Corp.(b)	4,513,004
1,766,540	Verizon Communications, Inc.(b)	82,338,430

		147,587,437

	Electric Utilities — 1.3%
568,271	American Electric Power Co., Inc.(b)	30,101,315
625,565	Duke Energy Corp.(b)	44,177,400
96,946	Hawaiian Electric Industries, Inc.	2,882,205
446,651	OGE Energy Corp.(b)	12,760,819
465,698	Pepco Holdings, Inc.(b)	12,545,904

		102,467,643

	Electrical Equipment — 0.7%
302,578	Eaton Corp. PLC(b)	20,420,989
395,116	Emerson Electric Co.(b)	21,901,280
94,173	Hubbell, Inc., Class B(b)	10,197,052

		52,519,321

	Electronic Equipment, Instruments & Components — 0.4%
888,449	Corning, Inc.(b)	17,529,099
271,907	TE Connectivity Ltd.(b)	17,483,620

		35,012,719

	Energy Equipment & Services — 1.6%
356,569	Baker Hughes, Inc.(b)	22,000,307
36,399	CARBO Ceramics, Inc.	1,515,290
9,480	Diamond Offshore Drilling, Inc.	244,679
729,765	Halliburton Co.(b)	31,430,979
147,401	Patterson-UTI Energy, Inc.(d)	2,773,350
838,144	Schlumberger Ltd.(b)	72,239,631
70,727	Seventy Seven Energy, Inc.(c)	303,419

		130,507,655

	Food & Staples Retailing — 2.3%
803,078	CVS Health Corp.(b)	84,226,821
806,303	Wal-Mart Stores, Inc.(b)	57,191,072
554,853	Walgreens Boots Alliance, Inc.(b)	46,851,787

		188,269,680

	Food Products — 1.4%
85,855	Bunge Ltd.(d)	7,538,069
532,993	ConAgra Foods, Inc.(b)	23,302,454
391,000	Kraft Foods Group, Inc.(b)	33,289,740
1,259,935	Mondelez International, Inc., Class A(b)	51,833,726

		115,963,989

See accompanying notes to financial statements.

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Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — 0.3%
81,319	AGL Resources, Inc.(b)	$3,786,213
135,628	National Fuel Gas Co.(b)	7,987,133
44,602	ONE Gas, Inc.	1,898,261
116,150	WGL Holdings, Inc.(b)	6,305,783

		19,977,390

	Health Care Equipment & Supplies — 2.2%
953,531	Abbott Laboratories(b)	46,799,302
343,949	Baxter International, Inc.(b)	24,052,354
1,053,914	Boston Scientific Corp.(b)(c)	18,654,278
23,200	Intuitive Surgical, Inc.(b)(c)	11,240,400
1,000,954	Medtronic PLC(b)	74,170,691
84,774	ResMed, Inc.(b)	4,778,710

		179,695,735

	Health Care Providers & Services — 3.0%
322,863	Aetna, Inc.(b)	41,152,118
178,299	Anthem, Inc.(b)	29,265,998
467,008	Express Scripts Holding Co.(b)(c)	41,535,691
240,648	HCA Holdings, Inc.(b)(c)	21,831,587
174,325	Patterson Cos., Inc.(d)	8,480,911
163,767	Quest Diagnostics, Inc.(b)	11,876,383
557,405	UnitedHealth Group, Inc.(b)	68,003,410
149,076	Universal Health Services, Inc., Class B(b)	21,183,700

		243,329,798

	Hotels, Restaurants & Leisure — 1.1%
82,531	Las Vegas Sands Corp.(b)	4,338,655
638,900	McDonald’s Corp.(b)	60,740,223
81,317	Melco Crown Entertainment Ltd., Sponsored ADR	1,596,253
373,937	MGM Resorts International(b)(c)	6,824,350
130,089	Restaurant Brands International, Inc.(b)	4,970,701
958,048	Wendy’s Co. (The)(d)	10,806,781

		89,276,963

	Household Durables — 1.0%
499,849	Leggett & Platt, Inc.(b)	24,332,649
553,591	Newell Rubbermaid, Inc.(b)	22,758,126
406,116	Toll Brothers, Inc.(c)(d)	15,509,570
40,612	Tupperware Brands Corp.	2,621,099
78,777	Whirlpool Corp.(b)	13,632,360

		78,853,804

	Household Products — 1.9%
56,700	Church & Dwight Co., Inc.(b)	4,600,071
536,232	Colgate-Palmolive Co.(b)	35,074,935
218,760	Kimberly-Clark Corp.(b)	23,181,997
1,190,799	Procter & Gamble Co. (The)(b)	93,168,114

		156,025,117

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Industrial Conglomerates — 2.2%
450,619	3M Co.(b)	$69,530,512
4,013,008	General Electric Co.(b)	106,625,622

		176,156,134

	Insurance — 3.0%
247,214	Aflac, Inc.(b)	15,376,711
463,021	Allstate Corp. (The)(d)	30,036,172
711,321	American International Group, Inc.(b)	43,973,864
251,380	Aon PLC(b)	25,057,558
226,174	Arthur J. Gallagher & Co.(b)	10,698,030
269,383	FNF Group(b)	9,964,477
360,066	Lincoln National Corp.(b)	21,323,109
660,202	Marsh & McLennan Cos., Inc.(d)	37,433,453
372,374	Principal Financial Group, Inc.(b)	19,099,063
230,307	Travelers Cos., Inc. (The)(d)	22,261,475
264,626	XL Group PLC(b)	9,844,087

		245,067,999

	Internet & Catalog Retail — 1.5%
190,875	Amazon.com, Inc.(b)(c)	82,856,929
21,643	Lands’ End, Inc.(c)	537,396
31,739	Priceline Group, Inc. (The)(b)(c)	36,543,332

		119,937,657

	Internet Software & Services — 4.0%
197,190	Akamai Technologies, Inc.(b)(c)	13,767,806
26,060	Baidu, Inc., Sponsored ADR(b)(c)	5,188,025
591,934	eBay, Inc.(b)(c)	35,658,104
1,004,482	Facebook, Inc., Class A(b)(c)	86,149,399
157,770	Google, Inc., Class A(b)(c)	85,202,111
114,687	Google, Inc., Class C(b)(c)	59,695,730
23,440	LinkedIn Corp., Class A(b)(c)	4,843,407
236,066	VeriSign, Inc.(c)(d)	14,569,994
504,915	Yahoo!, Inc.(b)(c)	19,838,110

		324,912,686

	IT Services — 3.4%
515,662	Automatic Data Processing, Inc.(b)	41,371,562
222,366	Broadridge Financial Solutions, Inc.(b)	11,120,524
448,442	Cognizant Technology Solutions Corp., Class A(b)(c)	27,395,322
351,538	Fidelity National Information Services, Inc.(b)	21,725,048
27,616	FleetCor Technologies, Inc.(b)(c)	4,309,753
382,142	International Business Machines Corp.(b)	62,159,218
479,903	Paychex, Inc.(b)	22,497,852
1,052,088	Visa, Inc., Class A(b)	70,647,709
576,187	Western Union Co. (The)(b)	11,713,882

		272,940,870

	Leisure Products — 0.1%
325,054	Mattel, Inc.(b)	8,350,637

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — 0.1%
34,771	Illumina, Inc.(c)(d)	$7,592,596

	Machinery — 2.1%
365,662	Caterpillar, Inc.(b)	31,015,451
176,963	Cummins, Inc.(b)	23,215,776
210,570	Deere & Co.(b)	20,435,819
179,724	Parker Hannifin Corp.(b)	20,907,293
212,192	Pentair PLC(b)	14,588,200
147,037	Snap-on, Inc.(b)	23,415,642
97,611	SPX Corp.(b)	7,066,060
224,808	Stanley Black & Decker, Inc.(b)	23,658,794
121,002	Timken Co. (The)(b)	4,425,043

		168,728,078

	Media — 3.7%
1,415,214	Comcast Corp., Class A(b)	85,110,970
102,277	Liberty Global PLC, Class A(b)(c)	5,530,117
76,955	Liberty Global PLC, Series C(c)(d)	3,896,232
287,542	News Corp., Class B(c)(d)	4,094,598
321,456	Omnicom Group, Inc.(b)	22,337,977
2,945,723	Sirius XM Holdings, Inc.(b)(c)	10,987,547
126,119	Time Warner Cable, Inc.(b)	22,470,622
523,205	Time Warner, Inc.(b)	45,733,349
105,905	Time, Inc.	2,436,874
837,698	Walt Disney Co. (The)(b)	95,614,850

		298,213,136

	Metals & Mining — 0.5%
405,414	Freeport-McMoRan, Inc.(d)	7,548,809
393,609	Nucor Corp.(b)	17,346,349
159,367	Southern Copper Corp.(b)	4,686,983
403,326	Steel Dynamics, Inc.(b)	8,354,898
59,633	TimkenSteel Corp.	1,609,495
86,151	Worthington Industries, Inc.	2,589,699

		42,136,233

	Multi-Utilities — 1.3%
55,757	Alliant Energy Corp.	3,218,294
574,960	Ameren Corp.(d)	21,664,493
902,825	CenterPoint Energy, Inc.(b)	17,180,760
491,437	Consolidated Edison, Inc.(b)	28,444,373
792,740	Public Service Enterprise Group, Inc.(b)	31,138,827
146,092	WEC Energy Group, Inc.(d)	6,569,748

		108,216,495

	Multiline Retail — 0.9%
311,717	Macy’s, Inc.(b)	21,031,546
279,529	Nordstrom, Inc.(b)	20,824,910
58,617	Sears Holdings Corp.(c)	1,565,074
370,231	Target Corp.(b)	30,221,957

		73,643,487

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 6.0%
206,879	California Resources Corp.	$1,249,549
226,379	Cheniere Energy, Inc.(b)(c)	15,679,010
977,698	Chevron Corp.(b)	94,318,526
201,868	Concho Resources, Inc.(b)(c)	22,984,690
876,884	ConocoPhillips(b)	53,849,446
403,701	CONSOL Energy, Inc.(b)	8,776,460
281,100	Continental Resources, Inc.(c)(d)	11,915,829
1,969,772	Exxon Mobil Corp.(d)	163,885,030
196,423	Gulfport Energy Corp.(b)(c)	7,906,026
520,344	Occidental Petroleum Corp.(b)	40,467,153
202,485	ONEOK, Inc.(b)	7,994,108
506,219	Phillips 66(b)	40,781,003
572,526	Southwestern Energy Co.(b)(c)	13,013,516
77,841	Statoil ASA, Sponsored ADR	1,393,354

		484,213,700

	Personal Products — 0.0%
18,269	Herbalife Ltd.(c)	1,006,439

	Pharmaceuticals — 6.4%
826,662	AbbVie, Inc.(b)	55,543,420
216,439	Allergan PLC(b)(c)	65,680,579
877,680	Bristol-Myers Squibb Co.(b)	58,400,827
473,663	Eli Lilly & Co.(b)	39,546,124
1,218,560	Johnson & Johnson(b)	118,760,857
1,355,489	Merck & Co., Inc.(b)	77,167,989
2,896,610	Pfizer, Inc.(b)	97,123,333

		512,223,129

	Professional Services — 0.2%
78,180	Dun & Bradstreet Corp. (The)(b)	9,537,960
117,997	Verisk Analytics, Inc.(b)(c)	8,585,462

		18,123,422

	REITs – Diversified — 0.5%
1,375,033	Duke Realty Corp.(b)	25,534,363
436,169	Liberty Property Trust(b)	14,053,365

		39,587,728

	REITs – Health Care — 0.6%
189,512	Healthcare Realty Trust, Inc.(b)	4,408,049
725,315	Senior Housing Properties Trust(b)	12,729,278
502,286	Ventas, Inc.(b)	31,186,938

		48,324,265

	REITs – Mortgage — 0.4%
637,928	American Capital Agency Corp.(b)	11,718,738
1,270,170	Annaly Capital Management, Inc.(b)	11,672,862
296,730	Hatteras Financial Corp.(b)	4,836,699

		28,228,299

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	REITs – Office Property — 0.1%
235,599	Mack-Cali Realty Corp.(b)	$4,342,090

	Road & Rail — 0.6%
139,086	Avis Budget Group, Inc.(b)(c)	6,130,911
60,437	Canadian Pacific Railway Ltd.(b)	9,683,820
959,621	CSX Corp.(b)	31,331,626
225,744	Hertz Global Holdings, Inc.(b)(c)	4,090,481

		51,236,838

	Semiconductors & Semiconductor Equipment — 2.5%
550,339	Advanced Micro Devices, Inc.(c)	1,320,814
240,762	Altera Corp.(b)	12,327,015
186,428	Analog Devices, Inc.(b)	11,965,881
967,327	Applied Materials, Inc.(b)	18,592,025
2,156,926	Intel Corp.(b)	65,602,904
308,428	Linear Technology Corp.(b)	13,641,771
177,644	Microchip Technology, Inc.(b)	8,424,767
469,355	Micron Technology, Inc.(b)(c)	8,842,648
421,440	NVIDIA Corp.(b)	8,475,158
174,421	Skyworks Solutions, Inc.(b)	18,157,226
472,479	Texas Instruments, Inc.(b)	24,337,393
238,695	Xilinx, Inc.(b)	10,540,771

		202,228,373

	Software — 3.7%
303,080	Activision Blizzard, Inc.(d)	7,337,567
375,834	Adobe Systems, Inc.(b)(c)	30,446,312
51,778	ANSYS, Inc.(b)(c)	4,724,225
265,524	Autodesk, Inc.(b)(c)	13,296,114
3,722,230	Microsoft Corp.(d)	164,336,455
174,900	Nuance Communications, Inc.(c)	3,062,499
1,517,133	Oracle Corp.(b)	61,140,460
532,001	Symantec Corp.(b)	12,369,023

		296,712,655

	Specialty Retail — 2.7%
13,762	Abercrombie & Fitch Co., Class A	296,021
260,139	American Eagle Outfitters, Inc.(d)	4,479,594
218,001	Foot Locker, Inc.(d)	14,608,247
213,861	Gap, Inc. (The)(d)	8,163,074
727,291	Home Depot, Inc. (The)(b)	80,823,849
201,858	L Brands, Inc.(b)	17,305,286
744,581	Lowe’s Cos., Inc.(b)	49,864,589
162,648	Tiffany & Co.(b)	14,931,086
377,457	TJX Cos., Inc. (The)(b)	24,976,330

		215,448,076

	Technology Hardware, Storage & Peripherals — 4.8%
2,616,002	Apple, Inc.(b)	328,112,051
984,667	EMC Corp.(b)	25,985,362

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — (continued)
863,359	Hewlett-Packard Co.(b)	$25,909,404
207,654	Seagate Technology PLC(b)	9,863,565

		389,870,382

	Textiles, Apparel & Luxury Goods — 0.2%
335,808	Michael Kors Holdings Ltd.(c)(d)	14,134,159

	Thrifts & Mortgage Finance — 0.1%
571,058	New York Community Bancorp, Inc.(b)	10,496,046

	Tobacco — 1.4%
954,532	Altria Group, Inc.(b)	46,686,160
553,485	Philip Morris International, Inc.(b)	44,372,893
280,095	Reynolds American, Inc.(b)	20,911,893
132,179	Vector Group Ltd.	3,100,919

		115,071,865

	Trading Companies & Distributors — 0.1%
107,177	GATX Corp.(b)	5,696,457

	Wireless Telecommunication Services — 0.2%
134,900	SBA Communications Corp., Class A(b)(c)	15,509,453

	Total Common Stocks (Identified Cost $5,062,859,171)	7,953,612,587

Contracts
Purchased Options — 0.5%
	Index Options — 0.5%
2,061	On S&P 500® Index, Put expiring July 17, 2015 at 1875	551,318
4,018	On S&P 500® Index, Put expiring July 17, 2015 at 1900	1,426,390
6,304	On S&P 500® Index, Put expiring July 17, 2015 at 1925	2,994,400
4,081	On S&P 500® Index, Put expiring August 21, 2015 at 1850	4,019,785
5,953	On S&P 500® Index, Put expiring August 21, 2015 at 1875	7,054,305
11,802	On S&P 500® Index, Put expiring August 21, 2015 at 1900	16,817,850
3,968	On S&P 500® Index, Put expiring September 18, 2015 at 1925	10,574,720

	Total Purchased Options (Identified Cost $41,812,448)	43,438,768

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.4%
$114,339,773	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2015 at 0.010% to be repurchased at $114,339,805 on 7/01/2015 collateralized by $115,055,000 U.S. Treasury Note, 2.000% due 2/28/2021 valued at $116,626,881 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $114,339,773)	$114,339,773

	Total Investments — 100.6% (Identified Cost $5,219,011,392)(a)	8,111,391,128
	Other assets less liabilities — (0.6)%	(51,656,027)

	Net Assets — 100.0%	$8,059,735,101

Contracts
Written Options — (0.8%)
	Index Options — (0.8%)
3,587	On S&P 500® Index, Call expiring July 10, 2015 at 2110	$(1,560,345)
4,167	On S&P 500® Index, Call expiring July 17, 2015 at 2075	(9,042,390)
4,104	On S&P 500® Index, Call expiring July 17, 2015 at 2100	(4,206,600)
4,399	On S&P 500® Index, Call expiring July 17, 2015 at 2115	(2,463,440)
4,548	On S&P 500® Index, Call expiring July 17, 2015 at 2125	(1,569,060)
4,369	On S&P 500® Index, Call expiring July 24, 2015 at 2065	(13,674,970)
4,367	On S&P 500® Index, Call expiring August 21, 2015 at 2075	(16,136,065)
4,148	On S&P 500® Index, Call expiring August 21, 2015 at 2100	(9,934,460)
4,498	On S&P 500® Index, Call expiring August 21, 2015 at 2125	(6,229,730)

	Total Written Options (Premiums Received $150,429,321)	$(64,817,060)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

	At June 30, 2015, the net unrealized appreciation on investments based on a cost of $5,219,011,392 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,034,255,902
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(141,876,166)

	Net unrealized appreciation	$2,892,379,736

(b)	All of this security has been pledged as collateral for outstanding call options.
(c)	Non-income producing security.
(d)	A portion of this security has been pledged as collateral for outstanding call options.

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2015 (Unaudited)

Pharmaceuticals	6.4%
Oil, Gas & Consumable Fuels	6.0
Banks	5.8
Technology Hardware, Storage & Peripherals	4.8
Internet Software & Services	4.0
Media	3.7
Software	3.7
Biotechnology	3.5
IT Services	3.4
Insurance	3.0
Health Care Providers & Services	3.0
Specialty Retail	2.7
Semiconductors & Semiconductor Equipment	2.5
Chemicals	2.4
Food & Staples Retailing	2.3
Diversified Financial Services	2.3
Capital Markets	2.3
Aerospace & Defense	2.2
Beverages	2.2
Health Care Equipment & Supplies	2.2
Industrial Conglomerates	2.2
Machinery	2.1
Other Investments, less than 2% each	26.5
Short-Term Investments	1.4

Total Investments	100.6
Other assets less liabilities (including open written options)	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

ASSETS
Investments at cost	$5,219,011,392
Net unrealized appreciation	2,892,379,736

Investments at value	8,111,391,128
Cash	2,448,710
Receivable for Fund shares sold	17,163,608
Receivable for securities sold	1,010,048
Dividends and interest receivable	9,605,916
Tax reclaims receivable	400

TOTAL ASSETS	8,141,619,810

LIABILITIES
Options written, at value (premiums received $150,429,321) (Note 2)	64,817,060
Payable for securities purchased	3,683,103
Payable for Fund shares redeemed	8,400,181
Management fees payable (Note 6)	3,818,955
Deferred Trustees’ fees (Note 6)	388,767
Administrative fees payable (Note 6)	284,376
Payable to distributor (Note 6d)	56,306
Other accounts payable and accrued expenses	435,961

TOTAL LIABILITIES	81,884,709

NET ASSETS	$8,059,735,101

NET ASSETS CONSIST OF:
Paid-in capital	$6,860,786,842
Undistributed net investment income	4,880,609
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,783,924,228)
Net unrealized appreciation on investments, options written and foreign currency translations	2,977,991,878

NET ASSETS	$8,059,735,101

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,855,127,908

Shares of beneficial interest	62,246,754

Net asset value and redemption price per share	$29.80

Offering price per share (100/94.25 of net asset value) (Note 1)	$31.62

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$356,048,133

Shares of beneficial interest	11,992,325

Net asset value and offering price per share	$29.69

Class Y shares:
Net assets	$5,848,559,060

Shares of beneficial interest	196,305,214

Net asset value, offering and redemption price per share	$29.79

See accompanying notes to financial statements.

19  |

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$139,415,224 (a)
Interest	9,788
Less net foreign taxes withheld	(23,297)

139,401,715

Expenses
Management fees (Note 6)	25,394,069
Service and distribution fees (Note 6)	4,132,573
Administrative fees (Note 6)	1,707,710
Trustees’ fees and expenses (Note 6)	66,632
Transfer agent fees and expenses (Note 6)	2,876,988
Audit and tax services fees	24,971
Custodian fees and expenses	190,448
Legal fees	40,038
Registration fees	39,419
Shareholder reporting expenses	190,353
Miscellaneous expenses	76,291

Total expenses	34,739,492
Less waiver and/or expense reimbursement (Note 6)	(2,521,580)

Net expenses	32,217,912

Net investment income	107,183,803

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	483,859
Options written	166,939,588
Foreign currency transactions	(3,238)
Net change in unrealized appreciation (depreciation) on:
Investments	(185,268,564)
Options written	80,084,332
Foreign currency translations	(142)

Net realized and unrealized gain on investments, options written and foreign currency transactions	62,235,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,419,638

(a)	Includes a non-recurring dividend of $52,592,170 recognized as part of a merger transaction involving two of the Fund’s portfolio securities. The Fund’s cost basis in the new securities received in the merger was increased by this amount. There was no impact to the Fund’s net asset value.

See accompanying notes to financial statements.

|  20

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$107,183,803	$119,166,733
Net realized gain on investments, options written and foreign currency transactions	167,420,209	257,030,658
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(105,184,374)	(99,795,230)

Net increase in net assets resulting from operations	169,419,638	276,402,161

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(23,852,405)	(28,283,705)
Class C	(3,254,000)	(1,910,281)
Class Y	(81,583,607)	(86,158,870)

Total distributions	(108,690,012)	(116,352,856)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(145,691,567)	(218,608,215)

Net decrease in net assets	(84,961,941)	(58,558,910)
NET ASSETS
Beginning of the period	8,144,697,042	8,203,255,952

End of the period	$8,059,735,101	$8,144,697,042

UNDISTRIBUTED NET INVESTMENT INCOME	$4,880,609	$6,386,818

See accompanying notes to financial statements.

21  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$29.58		$29.00	$27.13	$26.40	$26.06	$25.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	(b)	0.39	0.43	0.48	0.44	0.40
Net realized and unrealized gain (loss)	0.23		0.57	1.82	0.72	0.33	0.81

Total from Investment Operations	0.60		0.96	2.25	1.20	0.77	1.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)		(0.38)	(0.38)	(0.47)	(0.43)	(0.40)
Net realized capital gains	—		—	—	—	—	—

Total Distributions	(0.38)		(0.38)	(0.38)	(0.47)	(0.43)	(0.40)

Net asset value, end of the period	$29.80		$29.58	$29.00	$27.13	$26.40	$26.06

Total return(c)(d)	2.03	%(e)	3.33%	8.39%	4.51%	2.99%	4.83%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,855,128		$1,976,457	$2,351,788	$2,066,522	$2,208,167	$2,403,629
Net expenses(f)	0.94	%(g)	0.94%	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.01	%(g)	1.02%	1.03%	1.03%	1.04%	1.05%
Net investment income	2.49	%(b)(g)	1.33%	1.51%	1.79%	1.67%	1.59%
Portfolio turnover rate	3%		13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17 and the ratio of net investment income to average net assets would have been 1.16%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  22

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$29.48		$28.90	$27.04	$26.32	$25.98	$25.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	(b)	0.17	0.21	0.28	0.24	0.21
Net realized and unrealized gain (loss)	0.22		0.57	1.82	0.71	0.33	0.80

Total from Investment Operations	0.48		0.74	2.03	0.99	0.57	1.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.16)	(0.17)	(0.27)	(0.23)	(0.21)
Net realized capital gains	—		—	—	—	—	—

Total Distributions	(0.27)		(0.16)	(0.17)	(0.27)	(0.23)	(0.21)

Net asset value, end of the period	$29.69		$29.48	$28.90	$27.04	$26.32	$25.98

Total return(c)(d)	1.63	%(e)	2.58%	7.58%	3.71%	2.21%	4.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$356,048		$353,339	$331,465	$286,602	$258,509	$273,779
Net expenses(f)	1.70	%(g)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.76	%(g)	1.77%	1.78%	1.78%	1.79%	1.80%
Net investment income	1.77	%(b)(g)	0.57%	0.75%	1.04%	0.91%	0.84%
Portfolio turnover rate	3%		13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.46%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

23  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of the period	$29.57		$28.99	$27.12	$26.39	$26.06	$25.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	(b)	0.46	0.50	0.56	0.50	0.47
Net realized and unrealized gain (loss)	0.23		0.57	1.82	0.70	0.32	0.81

Total from Investment Operations	0.64		1.03	2.32	1.26	0.82	1.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)		(0.45)	(0.45)	(0.53)	(0.49)	(0.46)
Net realized capital gains	—		—	—	—	—	—

Total Distributions	(0.42)		(0.45)	(0.45)	(0.53)	(0.49)	(0.46)

Net asset value, end of the period	$29.79		$29.57	$28.99	$27.12	$26.39	$26.06

Total return(c)	2.15	%(d)	3.58%	8.65%	4.76%	3.20%	5.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,848,559		$5,814,900	$5,520,003	$4,654,553	$2,915,647	$2,520,386
Net expenses(e)	0.70	%(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.76	%(f)	0.77%	0.78%	0.78%	0.79%	0.80%
Net investment income	2.77	%(b)(f)	1.57%	1.76%	2.08%	1.92%	1.86%
Portfolio turnover rate	3%		13%	10%	8%	3%	7%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22 and the ratio of net investment income to average net assets would have been 1.47%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  24

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Gateway Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services

25  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® index options using the closing rotation values, published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant

|  26

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of June 30, 2015, purchased options were fair valued at $43,438,768, representing 0.5% of net assets, and written options were fair valued at $(64,817,060), representing (0.8%) of net assets, using the closing rotation values published by the CBOE.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

27  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of June 30, 2015 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

|  28

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, expiring capital loss carryforwards and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2014 was as follows:

2014 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$ 116,352,856	$—	$116,352,856

29  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

As of December 31, 2014, the capital loss carryforwards were as follows:

Capital loss carryforward:
Short-term:
Expires
December 31, 2017	$(1,005,056,628)
December 31, 2018	(393,591,402)
No expiration date	(574,284,187)

Total capital loss carryforward	$(1,972,932,217)

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2015, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in

|  30

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,953,612,587	$—	$—	$7,953,612,587
Purchased Options(a)	—	43,438,768	—	43,438,768
Short-Term Investments	—	114,339,773	—	114,339,773

Total	$7,953,612,587	$157,778,541	$—	$8,111,391,128

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(64,817,060)	$—	$(64,817,060)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common

31  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the six months ended June 30, 2015, written index call options and purchased index put options were used in accordance with this objective.

The following is a summary of derivative instruments for the Fund as of June 30, 2015, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded/cleared asset derivatives
Equity contracts	$43,438,768

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(64,817,060)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the six months ended June 30, 2015, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(149,848,583)	$166,939,588

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$21,440,529	$80,084,332

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  32

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The volume of option contract activity as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2015:

	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.10%	99.10%
Highest Notional Amount Outstanding	99.34%	99.34%
Lowest Notional Amount Outstanding	98.95%	98.95%
Notional Amount Outstanding as of June 30, 2015	99.05%	99.05%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2014	38,900	$171,210,559
Options written	222,374	722,053,429
Options terminated in closing purchase transactions	(221,066)	(739,909,270)
Options expired	(2,021)	(2,925,397)

Outstanding at June 30, 2015	38,187	$150,429,321

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2015, purchases and sales of securities (excluding short-term investments) were $206,230,356 and $326,945,829 respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at an annual rate of 0.65% for the first $5 billion, 0.60% for the next $5 billion and 0.58% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2016, may be terminated before

33  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2015, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$25,394,069	$2,426,742	$22,967,327	0.63%	0.57%

[1]	Management fee waiver is subject to possible recovery until December 31, 2016.

For the six months ended June 30, 2015, Class A expenses have been reimbursed in the amount of $94,838. This expense reimbursement is subject to possible recovery until December 31, 2016.

No expenses were recovered during the six months ended June 30, 2015 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2015, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$2,370,942	$440,408	$1,321,223

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2015, the administrative fees for the Fund were $1,707,710.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse

35  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the six months ended June 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $2,278,632.

As of June 30, 2015, the Fund owes NGAM Distribution $56,306 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2015 amounted to $237,640.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2015, the Fund had no borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

For the six months ended June 30, 2015, the Fund had no amounts rebated under these agreements.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of June 30, 2015 based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Gateway Fund	2	26.07%

37  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,883,893	$206,048,530	19,526,816	$570,258,621
Issued in connection with the reinvestment of distributions	718,024	21,573,465	877,005	25,694,338
Redeemed	(12,167,764)	(364,008,519)	(34,699,272)	(1,017,930,563)

Net change	(4,565,847)	$(136,386,524)	(14,295,451)	$(421,977,604)

Class C
Issued from the sale of shares	1,084,283	$32,341,092	2,529,459	$73,611,116
Issued in connection with the reinvestment of distributions	82,778	2,479,363	48,694	1,419,075
Redeemed	(1,162,281)	(34,644,891)	(2,060,975)	(59,998,261)

Net change	4,780	$175,564	517,178	$15,031,930

Class Y
Issued from the sale of shares	26,337,940	$787,514,014	69,449,619	$2,032,455,522
Issued in connection with the reinvestment of distributions	1,716,168	51,537,755	1,743,714	51,146,687
Redeemed	(28,383,583)	(848,532,376)	(64,987,476)	(1,895,264,750)

Net change	(329,475)	$(9,480,607)	6,205,857	$188,337,459

Increase (decrease) from capital share transactions	(4,890,542)	$(145,691,567)	(7,572,416)	$(218,608,215)

11.  Potential Loss Contingency.  The Fund has been named as a defendant, along with other financial institutions and individuals, in an action brought by a trustee of a trust created under a bankruptcy plan seeking to recover as fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. The Fund also is potentially an unnamed member of a putative defendant class in a separate action bought by a different trustee appointed under the same bankruptcy plan seeking to recover the same alleged fraudulent transfers. It is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases; however, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

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SEMIANNUAL REPORT

June 30, 2015

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 10

Financial Statements page 44

Notes to Financial Statements page 54

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Objective

The Fund seeks total return with less risk than U.S. equity markets.

Total Returns — June 30, 20154

	6 Months	Life of Fund

Class A (Inception 9/30/14)
NAV	3.62%	3.62%
With 5.75% Maximum Sales Charge	-2.36	-2.34

Class C (Inception 9/30/14)
NAV	3.31	3.19
With CDSC[1]	2.31	2.19

Class Y (Inception 9/30/14)
NAV	3.72	3.86

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	3.67	2.81
S&P 500® Index[3]	1.23	6.22

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Average Annual Total Returns — June 30, 20154

	6 Months	1 Year	Life of Fund

Class A (Inception 12/15/10)
NAV	1.34%	1.43%	2.78%
With 4.50% Maximum Sales Charge	-3.23	-3.14	1.75

Class C (Inception 12/15/10)
NAV	0.86	0.55	1.97
With CDSC[1]	-0.13	-0.42	1.97

Class Y (Inception 12/15/10)
NAV	1.46	1.70	3.02

Comparative Performance
3-Month LIBOR[2]	0.13	0.24	0.32
3-Month LIBOR + 300 basis points[3]	1.63	3.29	3.37

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available on the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2015 through June 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 1/1/2015	ENDING ACCOUNT VALUE 6/30/2015	EXPENSES PAID DURING PERIOD* 1/1/2015 – 6/30/2015
Class A
Actual	$1,000.00	$1,036.20	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06
Class C
Actual	$1,000.00	$1,033.10	$9.88
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$9.79
Class Y
Actual	$1,000.00	$1,037.20	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.21%, 1.96% and 0.96% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (181), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 1/1/2015	ENDING ACCOUNT VALUE 6/30/2015	EXPENSES PAID DURING PERIOD* 1/1/2015 – 6/30/2015
Class A
Actual	$1,000.00	$1,013.40	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56
Class C
Actual	$1,000.00	$1,008.60	$9.26
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30
Class Y
Actual	$1,000.00	$1,014.60	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio: 1.11%, 1.86% and 0.86% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. The Gateway Equity Call Premium Fund was not included in the most recent annual review as the Fund’s initial board-approved investment advisory agreement is effective until September 29, 2016. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s

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performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2015. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

7  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect

|  8

to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although the Fund’s management fee was not subject to breakpoints: (1) the Fund’s management fee was at or below the median fee for a peer group of funds; and (2) the Fund’s investment discipline was capacity constrained. The Trustees further noted that the Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2016.

9  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 97.0% of Net Assets
	Aerospace & Defense — 2.7%
713	B/E Aerospace, Inc.(b)	$39,144
1,530	Boeing Co. (The)(b)	212,242
876	General Dynamics Corp.(b)	124,120
2,198	Honeywell International, Inc.(b)	224,130
560	KLX, Inc.(c)(d)	24,713
705	Lockheed Martin Corp.(d)	131,060
382	Precision Castparts Corp.(b)	76,350
2,111	United Technologies Corp.(b)	234,173

		1,065,932

	Air Freight & Logistics — 0.8%
795	FedEx Corp.(b)	135,468
1,851	United Parcel Service, Inc., Class B(b)	179,380

		314,848

	Airlines — 0.5%
4,448	Delta Air Lines, Inc.(b)	182,724

	Auto Components — 0.6%
2,554	Johnson Controls, Inc.(b)	126,499
884	Lear Corp.(b)	99,238

		225,737

	Automobiles — 0.3%
4,002	General Motors Co.(b)	133,387

	Banks — 6.0%
23,357	Bank of America Corp.(b)	397,536
7,039	Citigroup, Inc.(b)	388,834
1,904	Comerica, Inc.(b)	97,713
4,263	Fifth Third Bancorp(b)	88,756
1,025	First Republic Bank(b)	64,606
10,841	Huntington Bancshares, Inc.(d)	122,612
8,017	JPMorgan Chase & Co.(b)	543,232
2,623	SunTrust Banks, Inc.(b)	112,841
9,390	Wells Fargo & Co.(b)	528,094

		2,344,224

	Beverages — 1.8%
8,680	Coca-Cola Co. (The)(b)	340,516
3,755	PepsiCo, Inc.(b)	350,492

		691,008

	Biotechnology — 3.3%
618	Alexion Pharmaceuticals, Inc.(b)(c)	111,716
1,751	Amgen, Inc.(b)	268,813
550	Biogen, Inc.(b)(c)	222,167
352	BioMarin Pharmaceutical, Inc.(c)(d)	48,147

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
2,008	Celgene Corp.(b)(c)	$232,396
3,330	Gilead Sciences, Inc.(b)	389,876

		1,273,115

	Building Products — 0.2%
1,462	Fortune Brands Home & Security, Inc.(b)	66,989

	Capital Markets — 2.5%
922	Ameriprise Financial, Inc.(b)	115,185
3,670	Bank of New York Mellon Corp. (The)(b)	154,030
363	BlackRock, Inc.(b)	125,591
1,171	Goldman Sachs Group, Inc. (The)(b)	244,493
4,653	Morgan Stanley(b)	180,490
1,236	Raymond James Financial, Inc.(b)	73,641
1,193	SEI Investments Co.(d)	58,493
989	TD Ameritrade Holding Corp.(d)	36,415

		988,338

	Chemicals — 2.3%
315	Agrium, Inc.(b)	33,374
836	Air Products & Chemicals, Inc.(b)	114,390
905	Albemarle Corp.(b)	50,019
622	Ashland, Inc.(b)	75,822
968	Celanese Corp., Series A(b)	69,580
2,284	Huntsman Corp.(d)	50,408
592	International Flavors & Fragrances, Inc.(d)	64,700
1,519	Monsanto Co.(b)	161,910
1,207	PPG Industries, Inc.(b)	138,467
1,119	Praxair, Inc.(b)	133,776

		892,446

	Commercial Services & Supplies — 0.3%
2,186	Waste Management, Inc.(b)	101,321

	Communications Equipment — 1.4%
11,757	Cisco Systems, Inc.(b)	322,847
3,682	QUALCOMM, Inc.(b)	230,604

		553,451

	Construction & Engineering — 0.1%
697	Chicago Bridge & Iron Co.(b)	34,878

	Consumer Finance — 1.0%
1,049	Ally Financial, Inc.(c)(d)	23,529
2,068	American Express Co.(b)	160,725
1,440	Capital One Financial Corp.(b)	126,677
1,451	Discover Financial Services(b)	83,607
313	Synchrony Financial(b)(c)	10,307

		404,845

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Containers & Packaging — 0.2%
806	Crown Holdings, Inc.(b)(c)	$42,645
587	Packaging Corp. of America(d)	36,682

		79,327

	Diversified Financial Services — 1.3%
3,599	Berkshire Hathaway, Inc., Class B(b)(c)	489,860

	Diversified Telecommunication Services — 2.2%
10,862	AT&T, Inc.(b)	385,818
1,961	CenturyLink, Inc.(b)	57,614
8,394	Verizon Communications, Inc.(b)	391,245

		834,677

	Electric Utilities — 1.4%
3,753	American Electric Power Co., Inc.(b)	198,796
1,406	OGE Energy Corp.(d)	40,169
2,165	Pepco Holdings, Inc.(b)	58,325
4,347	PPL Corp.(b)	128,106
2,465	Southern Co. (The)(b)	103,284

		528,680

	Electrical Equipment — 0.6%
2,778	Emerson Electric Co.(b)	153,985
1,473	Sensata Technologies Holding NV(b)(c)	77,686

		231,671

	Electronic Equipment, Instruments & Components — 0.3%
1,506	Avnet, Inc.(d)	61,912
3,944	Flextronics International Ltd.(b)(c)	44,606

		106,518

	Energy Equipment & Services — 1.3%
1,968	National Oilwell Varco, Inc.(b)	95,015
1,081	Oceaneering International, Inc.(d)	50,364
3,662	Schlumberger Ltd.(b)	315,628
3,034	Seadrill Ltd.(b)	31,371

		492,378

	Food & Staples Retailing — 2.4%
1,183	Costco Wholesale Corp.(b)	159,776
2,720	CVS Health Corp.(b)	285,273
2,263	Sysco Corp.(b)	81,694
2,805	Wal-Mart Stores, Inc.(b)	198,959
2,211	Walgreens Boots Alliance, Inc.(b)	186,697

		912,399

	Food Products — 1.6%
615	Bunge Ltd.(b)	53,997
2,178	General Mills, Inc.(d)	121,358
1,344	Kellogg Co.(b)	84,269

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Food Products — continued
2,014	Kraft Foods Group, Inc.(b)	$171,472
4,358	Mondelez International, Inc., Class A(b)	179,288

		610,384

	Gas Utilities — 0.3%
2,950	UGI Corp.(b)	101,627

	Health Care Equipment & Supplies — 2.0%
4,504	Abbott Laboratories(b)	221,056
694	Halyard Health, Inc.(b)(c)	28,107
1,563	Hologic, Inc.(c)	59,488
3,654	Medtronic PLC(d)	270,761
726	ResMed, Inc.(b)	40,925
1,403	Zimmer Biomet Holdings, Inc.(b)	153,250

		773,587

	Health Care Providers & Services — 2.9%
1,373	Anthem, Inc.(b)	225,364
1,036	Centene Corp.(b)(c)	83,294
2,403	Express Scripts Holding Co.(b)(c)	213,723
782	McKesson Corp.(b)	175,801
702	Omnicare, Inc.(b)	66,164
2,945	UnitedHealth Group, Inc.(b)	359,290

		1,123,636

	Hotels, Restaurants & Leisure — 1.8%
2,179	Hilton Worldwide Holdings, Inc.(c)(d)	60,031
587	Las Vegas Sands Corp.(d)	30,859
2,201	McDonald’s Corp.(b)	209,249
2,308	MGM Resorts International(c)(d)	42,121
4,122	Starbucks Corp.(b)	221,001
1,494	Yum! Brands, Inc.(b)	134,580

		697,841

	Household Durables — 0.5%
1,313	Jarden Corp.(b)(c)	67,948
2,177	Leggett & Platt, Inc.(b)	105,976

		173,924

	Household Products — 1.8%
1,001	Church & Dwight Co., Inc.(b)	81,211
1,106	Clorox Co. (The)(b)	115,046
1,016	Kimberly-Clark Corp.(b)	107,666
5,172	Procter & Gamble Co. (The)(b)	404,657

		708,580

	Independent Power & Renewable Electricity Producers — 0.1%
1,701	Talen Energy Corp.(c)(d)	29,189

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Industrial Conglomerates — 2.4%
2,076	3M Co.(b)	$320,327
22,337	General Electric Co.(b)	593,494

		913,821

	Insurance — 2.0%
2,183	Arch Capital Group Ltd.(b)(c)	146,173
1,855	Chubb Corp. (The)(b)	176,485
2,004	Cincinnati Financial Corp.(d)	100,561
3,013	Lincoln National Corp.(b)	178,430
1,988	Prudential Financial, Inc.(b)	173,990

		775,639

	Internet & Catalog Retail — 1.6%
895	Amazon.com, Inc.(b)(c)	388,511
1,372	Liberty Interactive Corp., Class A(b)(c)	38,073
1,028	Liberty Ventures, Series A(c)(d)	40,370
142	Priceline Group, Inc. (The)(b)(c)	163,494

		630,448

	Internet Software & Services — 3.1%
217	Alibaba Group Holding Ltd., Sponsored ADR(c)(d)	17,852
4,786	Facebook, Inc., Class A(b)(c)	410,471
744	Google, Inc., Class A(b)(c)	401,790
527	Google, Inc., Class C(b)(c)	274,143
2,661	Yahoo!, Inc.(b)(c)	104,551

		1,208,807

	IT Services — 3.2%
1,886	Accenture PLC, Class A(b)	182,527
2,066	International Business Machines Corp.(b)	336,056
2,679	MasterCard, Inc., Class A(b)	250,433
2,771	Paychex, Inc.(b)	129,904
4,921	Visa, Inc., Class A(b)	330,445

		1,229,365

	Leisure Products — 0.1%
300	Polaris Industries, Inc.(b)	44,433

	Life Sciences Tools & Services — 0.4%
124	Illumina, Inc.(c)(d)	27,077
1,102	Thermo Fisher Scientific, Inc.(b)	142,995

		170,072

	Machinery — 1.4%
2,063	Caterpillar, Inc.(b)	174,984
894	Colfax Corp.(c)(d)	41,258
756	Cummins, Inc.(d)	99,180
2,152	Ingersoll-Rand PLC(b)	145,088
717	Trinity Industries, Inc.(d)	18,950
638	WABCO Holdings, Inc.(b)(c)	78,933

		558,393

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Media — 3.9%
1,708	CBS Corp., Class B(b)	$94,794
5,729	Comcast Corp., Class A(b)	344,542
1,265	DIRECTV(b)(c)	117,379
755	Time Warner Cable, Inc.(b)	134,518
2,069	Time Warner, Inc.(b)	180,851
4,411	Twenty-First Century Fox, Inc., Class A(b)	143,556
1,435	Viacom, Inc., Class B(d)	92,759
3,628	Walt Disney Co. (The)(b)	414,100

		1,522,499

	Metals & Mining — 0.2%
3,740	Freeport-McMoRan, Inc.(b)	69,639

	Multi-Utilities — 1.0%
2,931	Alliant Energy Corp.(b)	169,177
2,044	PG&E Corp.(b)	100,361
2,790	Public Service Enterprise Group, Inc.(b)	109,591

		379,129

	Multiline Retail — 0.8%
1,731	Nordstrom, Inc.(b)	128,960
2,237	Target Corp.(b)	182,606

		311,566

	Oil, Gas & Consumable Fuels — 6.3%
2,103	Apache Corp.(b)	121,196
2,008	California Resources Corp.(d)	12,128
1,300	Canadian Natural Resources Ltd.(d)	35,308
4,308	Chevron Corp.(b)	415,593
576	Concho Resources, Inc.(b)(c)	65,583
949	Continental Resources, Inc.(c)(d)	40,228
2,396	Devon Energy Corp.(b)	142,538
3,602	Encana Corp.(b)	39,694
9,105	Exxon Mobil Corp.(b)	757,536
1,180	HollyFrontier Corp.(d)	50,374
3,699	Marathon Oil Corp.(b)	98,171
1,826	Noble Energy, Inc.(b)	77,934
2,298	Occidental Petroleum Corp.(b)	178,716
2,398	Phillips 66(b)	193,183
637	Pioneer Natural Resources Co.(b)	88,346
3,650	Spectra Energy Corp.(b)	118,990
638	Whiting Petroleum Corp.(c)(d)	21,437

		2,456,955

	Paper & Forest Products — 0.2%
1,862	International Paper Co.(b)	88,613

	Pharmaceuticals — 6.3%
4,247	AbbVie, Inc.(b)	285,356
1,037	Allergan PLC(b)(c)	314,688
4,023	Bristol-Myers Squibb Co.(b)	267,690

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
2,506	Eli Lilly & Co.(b)	$209,226
5,759	Johnson & Johnson(b)	561,272
6,250	Merck & Co., Inc.(b)	355,813
13,949	Pfizer, Inc.(b)	467,710

		2,461,755

	Professional Services — 0.1%
594	Manpowergroup, Inc.(d)	53,092

	REITs – Apartments — 0.7%
638	Essex Property Trust, Inc.(b)	135,575
4,099	UDR, Inc.(b)	131,291

		266,866

	REITs – Diversified — 0.8%
1,323	American Tower Corp.(b)	123,423
1,111	Crown Castle International Corp.(d)	89,213
5,719	Duke Realty Corp.(b)	106,202

		318,838

	REITs – Mortgage — 0.1%
1,804	American Capital Agency Corp.(b)	33,140
1,627	Annaly Capital Management, Inc.(d)	14,952

		48,092

	REITs – Office Property — 0.3%
1,169	SL Green Realty Corp.(d)	128,461

	REITs – Shopping Centers — 0.3%
6,803	DDR Corp.(b)	105,174

	REITs – Single Tenant — 0.2%
1,696	Realty Income Corp.(b)	75,285

	REITs – Storage — 0.2%
1,251	Extra Space Storage, Inc.(b)	81,590

	Road & Rail — 1.1%
3,457	CSX Corp.(b)	112,871
445	J.B. Hunt Transport Services, Inc.(b)	36,530
937	Norfolk Southern Corp.(d)	81,856
1,997	Union Pacific Corp.(b)	190,454

		421,711

	Semiconductors & Semiconductor Equipment — 2.3%
5,894	Applied Materials, Inc.(b)	113,283
11,169	Intel Corp.(b)	339,705
2,243	Maxim Integrated Products, Inc.(b)	77,552
3,682	Micron Technology, Inc.(b)(c)	69,369
673	NXP Semiconductors NV(b)(c)	66,089
4,409	Texas Instruments, Inc.(b)	227,107

		893,105

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — 3.7%
1,510	Adobe Systems, Inc.(b)(c)	$122,325
933	Check Point Software Technologies Ltd.(b)(c)	74,220
17,416	Microsoft Corp.(b)	768,917
7,106	Oracle Corp.(b)	286,372
1,918	Salesforce.com, Inc.(b)(c)	133,550
456	ServiceNow, Inc.(b)(c)	33,885
357	Workday, Inc., Class A(c)(d)	27,271

		1,446,540

	Specialty Retail — 2.4%
334	Advance Auto Parts, Inc.(b)	53,203
1,138	Foot Locker, Inc.(b)	76,257
3,301	Home Depot, Inc. (The)(b)	366,840
2,968	Lowe’s Cos., Inc.(b)	198,767
322	Signet Jewelers Ltd.(d)	41,293
2,305	TJX Cos., Inc. (The)(b)	152,522
602	Williams-Sonoma, Inc.(b)	49,527

		938,409

	Technology Hardware, Storage & Peripherals — 4.8%
12,259	Apple, Inc.(b)	1,537,585
5,685	EMC Corp.(b)	150,027
4,882	Hewlett-Packard Co.(b)	146,509
1,035	NCR Corp.(c)(d)	31,154

		1,865,275

	Textiles, Apparel & Luxury Goods — 0.8%
2,632	Hanesbrands, Inc.(b)	87,698
2,163	NIKE, Inc., Class B(b)	233,647

		321,345

	Thrifts & Mortgage Finance — 0.2%
3,770	New York Community Bancorp, Inc.(d)	69,293

	Tobacco — 1.5%
5,616	Altria Group, Inc.(b)	274,679
3,649	Philip Morris International, Inc.(b)	292,540

		567,219

	Water Utilities — 0.1%
1,088	American Water Works Co., Inc.(d)	52,909

	Total Common Stocks (Identified Cost $37,471,433)	37,641,859

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 13.7%
$5,295,948	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2015 at 0.010% to be repurchased at $5,295,949 on 7/01/2015 collateralized by $5,405,000 U.S. Treasury Note, 0.625% due 6/30/2017 valued at $5,405,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,295,948)	$5,295,948

	Total Investments — 110.7% (Identified Cost $42,767,381)(a)	42,937,807
	Other assets less liabilities — (10.7)%	(4,150,786)

	Net Assets — 100.0%	$38,787,021

Contracts
Written Options — (0.8%)
	Index Options — (0.8%)
22	On S&P 500® Index, Call expiring July 10, 2015 at 2110	$(9,570)
19	On S&P 500® Index, Call expiring July 17, 2015 at 2075	(41,230)
18	On S&P 500® Index, Call expiring July 17, 2015 at 2100	(18,450)
19	On S&P 500® Index, Call expiring July 17, 2015 at 2115	(10,640)
19	On S&P 500® Index, Call expiring July 17, 2015 at 2125	(6,555)
23	On S&P 500® Index, Call expiring July 24, 2015 at 2065	(71,990)
20	On S&P 500® Index, Call expiring August 21, 2015 at 2075	(73,900)
19	On S&P 500® Index, Call expiring August 21, 2015 at 2100	(45,505)
21	On S&P 500® Index, Call expiring August 21, 2015 at 2125	(29,085)

	Total Written Options (Premiums Received $678,922)	$(306,925)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2015, the net unrealized appreciation on investments based on a cost of $42,767,381 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,390,601
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,220,175)

	Net unrealized appreciation	$170,426

(b)	A portion of this security has been pledged as collateral for outstanding options.
(c)	Non-income producing security.
(d)	All of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Gateway Equity Call Premium Fund – (continued)

Industry Summary at June 30, 2015 (Unaudited)

Pharmaceuticals	6.3%
Oil, Gas & Consumable Fuels	6.3
Banks	6.0
Technology Hardware, Storage & Peripherals	4.8
Media	3.9
Software	3.7
Biotechnology	3.3
IT Services	3.2
Internet Software & Services	3.1
Health Care Providers & Services	2.9
Aerospace & Defense	2.7
Capital Markets	2.5
Specialty Retail	2.4
Industrial Conglomerates	2.4
Food & Staples Retailing	2.4
Semiconductors & Semiconductor Equipment	2.3
Chemicals	2.3
Diversified Telecommunication Services	2.2
Insurance	2.0
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	30.3
Short-Term Investments	13.7

Total Investments	110.7
Other assets less liabilities (including open written options)	(10.7)

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 69.6% of Net Assets
Non-Convertible Bonds — 64.8%
	ABS Car Loan — 0.7%
$2,259,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.310%, 10/08/2019(b)	$2,318,021
2,280,000	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	2,281,847
2,810,000	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,810,124
2,455,000	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	2,458,454

		9,868,446

	ABS Credit Card — 4.1%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.606%, 2/16/2021(b)(c)	3,154,394
1,860,000	American Express Credit Account Master Trust, Series 2013-3, Class A, 0.980%, 5/15/2019(b)	1,861,434
1,015,000	American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/2020(b)	1,020,268
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,699,991
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.476%, 5/15/2020(b)(c)	2,296,756
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.566%, 6/15/2021(b)(c)	2,048,774
3,075,000	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/2019(b)	3,074,536
6,600,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.010%, 10/15/2018(b)	6,607,630
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,653,804
3,780,000	Chase Issuance Trust, Series 2014-A8, Class A, 0.436%, 11/15/2018(b)(c)	3,780,000
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 0.506%, 2/18/2020(b)(c)	3,563,937
4,230,000	Chase Issuance Trust, Series 2015-A2, Class A, 1.590%, 2/18/2020(b)	4,252,157
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022	3,462,480
3,165,000	Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.320%, 9/07/2018(b)	3,180,936
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.615%, 9/10/2020(b)(c)	5,836,609
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	3,010,812
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,067,335

		59,571,853

	ABS Home Equity — 11.7%
916,019	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 2.687%, 3/25/2035(b)(c)	893,758
1,185,864	Adjustable Rate Mortgage Trust, Series 2004-5, Class 5A1, 4.150%, 4/25/2035(b)(c)	1,152,930
1,981,770	Adjustable Rate Mortgage Trust, Series 2004-5, Class 6A1, 2.533%, 4/25/2035(b)(c)	1,961,864
1,008,783	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033(b)	1,045,290

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$829,153	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033(b)	$834,390
622,258	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035(b)	631,708
1,771,005	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(b)	1,813,954
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.750%, 6/17/2031, 144A(c)	1,473,762
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	315,488
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(b)	2,127,031
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(b)	1,286,528
1,333,014	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033(b)	1,370,671
1,930,143	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033(b)	1,974,661
1,167,326	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(b)	1,235,612
1,592,205	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035(b)	1,428,931
1,107,792	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034(b)	1,125,908
750,607	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.635%, 7/25/2037, 144A(b)(c)	518,306
2,068,133	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.478%, 11/20/2034(b)(c)	1,992,119
755,355	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	787,941
1,455,121	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(b)	1,491,362
2,975,145	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 2.740%, 9/25/2034(b)(c)	2,856,506
1,522,307	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 2.639%, 2/25/2036(b)(c)	1,200,252
919,116	CAM Mortgage Trust, Series 2014-2, Class M, 4.450%, 5/15/2048, 144A(b)(c)	920,413
1,434,751	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036(b)	1,449,041
906,809	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.614%, 5/25/2035(b)(c)	881,061
3,640,747	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.321%, 8/25/2036, 144A(c)	3,367,502
3,303,212	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.385%, 6/25/2047, 144A(b)(c)	3,041,997
542,067	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036(b)	510,671
2,608,440	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036(b)	2,341,828
1,843,907	CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A11, 6.000%, 6/25/2037(b)	1,614,265
400,000	Colony American Homes, Series 2014-2A, Class E, 3.390%, 7/17/2031, 144A(c)	391,124
1,855,000	Colony American Homes, Series 2014-1A, Class C, 2.100%, 5/17/2031, 144A(b)(c)	1,837,943
1,280,000	Colony American Homes, Series 2015-1A, Class D, 2.337%, 7/17/2032, 144A(c)	1,240,011
1,023,328	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034(b)	1,081,611
3,763,940	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034(b)	3,844,967

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,028,294	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	$1,060,662
68,491	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.449%, 8/25/2034(c)(d)	70,141
1,121,827	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.397%, 5/25/2035(b)(c)	923,745
847,570	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 2A2, 5.500%, 4/25/2036(b)	823,854
715,154	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	480,550
753,212	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037(b)	679,898
1,259,562	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 2.688%, 8/25/2034(b)(c)	1,181,027
197,062	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.491%, 9/20/2034(c)	187,948
457,184	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.457%, 4/25/2035(c)	395,795
1,434,840	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035(b)	1,342,716
869,316	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 2.517%, 11/25/2033(b)(c)	834,350
557,423	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 2.598%, 12/25/2033(c)(d)	551,410
2,347,932	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 3A1, 2.620%, 5/25/2034(b)(c)	2,326,399
121,724	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028(d)	121,839
1,078,087	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035(b)	994,684
551,975	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	472,816
785,873	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-3, Class 4A4, 5.250%, 6/25/2035(b)	792,401
1,034,942	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(b)(c)	981,591
681,941	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/2018, 144A(b)	684,315
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.387%, 2/25/2024(b)(c)	2,017,275
1,785,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1.837%, 4/25/2024(b)(c)	1,743,338
182,087	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	182,943
1,955,568	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.837%, 6/19/2035(b)(c)	1,897,791
796,405	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.080%, 7/19/2035(b)(c)	756,562
263,335	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.816%, 12/25/2034(c)	253,637
1,552,665	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.741%, 12/25/2034(b)(c)	1,540,214

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$718,373	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.602%, 7/25/2035(b)(c)	$677,418
2,416,613	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.716%, 9/25/2035(b)(c)	2,434,382
1,487,664	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036(b)	1,245,449
1,164,159	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.967%, 12/25/2034(b)(c)	986,640
2,463,840	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.827%, 7/25/2045(b)(c)	2,127,939
3,035,000	Invitation Homes Trust, Series 2014-SFR1, Class B, 1.685%, 6/17/2031, 144A(b)(c)	3,002,714
860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.385%, 3/17/2032, 144A(c)	872,952
2,817,231	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.457%, 3/25/2036(b)(c)	2,435,651
1,112,061	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 1.990%, 11/25/2033(b)(c)	1,096,076
2,271,389	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.389%, 4/25/2035(b)(c)	2,199,004
841,809	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.664%, 6/25/2035(b)(c)	850,774
2,655,849	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036(b)	2,367,188
1,701,730	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 2.411%, 2/25/2036(b)(c)	1,505,511
3,213,265	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 2.559%, 1/25/2037(b)(c)	2,947,577
2,551,543	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.750%, 3/25/2037(b)	2,116,309
1,461	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.337%, 8/25/2046(c)(d)	1,414
2,405,615	Lehman XS Trust, Series 2006-4N, Class A2A, 0.407%, 4/25/2046(b)(c)	1,755,040
446,609	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.544%, 5/25/2034(c)(d)	432,854
2,581,565	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.527%, 7/25/2034(b)(c)	2,578,676
622,947	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.582%, 4/25/2036(b)(c)	598,082
843,536	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	875,298
173,379	MASTR Alternative Loan Trust, Series 2004-12, Class 6A2, 5.250%, 12/25/2034(d)	172,890
871,155	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	908,919
1,053,794	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	1,094,552
2,211,485	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034(e)	2,263,924
1,859,635	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037(b)	1,460,137
1,715,912	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8, 6.000%, 3/25/2037(b)	1,347,289
349,256	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.133%, 5/25/2036(c)	346,157
1,019,335	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(b)	956,308
2,182,836	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(b)	2,218,818
2,960,118	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038(b)	3,100,013
725,818	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.525%, 10/25/2035(b)(c)	721,910
2,246,919	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035(b)	1,960,479
836,410	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036(b)	861,497

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$996,416	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.656%, 9/25/2034(b)(c)	$985,945
5,902,836	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 2A, 2.507%, 11/25/2034(c)(e)	5,967,661
1,705,739	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.384%, 6/25/2034(b)(c)	1,677,689
657,814	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.497%, 7/25/2035(b)(c)	478,104
1,245,743	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	1,297,796
626,118	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035(b)	638,815
3,398,693	U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.721%, 1/27/2035, 144A(e)	3,399,380
2,566,346	U.S. Residential Opportunity Fund Trust, Series 2015-1IV, Class A, 3.721%, 2/27/2035, 144A(b)	2,564,585
6,477,223	VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.500%, 2/25/2055, 144A(b)(c)	6,468,433
2,075,578	VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/2057, 144A(b)(c)	2,074,040
1,622,105	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	1,617,796
634,496	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	659,518
5,793,007	WaMu Mortgage Pass Through Certificates, Series 2005-AR7, Class A3, 2.406%, 8/25/2035(b)(c)	5,774,632
1,253,022	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.187%, 9/25/2046(b)(c)	1,141,636
2,724,724	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.937%, 1/25/2047(b)(c)	2,451,254
339,244	Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 1A9, 2.615%, 10/25/2033(c)	340,424
1,109,815	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.640%, 2/25/2034(b)(c)	1,110,413
635,576	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.620%, 8/25/2034(c)	631,805
420,082	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	435,960
578,207	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035(b)	589,296
1,854,985	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036(b)	1,825,101
832,497	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.652%, 6/25/2035(b)(c)	838,058

		168,827,489

	ABS Other — 2.5%
4,758,929	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,729,423
3,413,426	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	3,427,810

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$961,370	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	$981,503
2,200,714	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(f)	2,200,714
799,405	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(f)	799,405
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(f)(l)	2,540,791
1,492,275	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)	1,477,651
1,495,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	1,503,372
730,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	733,876
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	750,804
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A(b)	6,497,144
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,282,976
296,724	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	301,157
1,170,240	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	1,160,805
2,485,712	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	2,493,502
1,895,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	1,897,369
3,122,583	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	3,140,913

		35,919,215

	ABS Student Loan — 0.2%
487,441	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.437%, 8/25/2032, 144A(b)(c)	489,288
2,599,691	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.385%, 3/25/2033, 144A(b)(c)	2,599,737

		3,089,025

	Aerospace & Defense — 1.0%
2,340,000	KLX, Inc., 5.875%, 12/01/2022, 144A(b)	2,363,142
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A(b)	5,762,880
825,000	Rockwell Collins, Inc., 0.636%, 12/15/2016(b)(c)	824,690
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(b)	4,901,150

		13,851,862

	Airlines — 1.9%
28,340,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A	27,756,196

	Automotive — 4.5%
6,590,000	Daimler Finance North America LLC, 0.958%, 8/01/2016, 144A(b)(c)	6,617,526

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$5,250,000	Ford Motor Credit Co. LLC, 1.529%, 5/09/2016(b)(c)	$5,279,736
5,455,000	General Motors Co., 5.200%, 4/01/2045(b)	5,402,850
11,630,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	11,395,667
6,100,000	Hyundai Capital Services, Inc., 1.086%, 3/18/2017, 144A(b)(c)	6,115,848
5,960,000	Nissan Motor Acceptance Corp., 0.833%, 3/03/2017, 144A(b)(c)	5,981,683
6,640,000	Nissan Motor Acceptance Corp., 0.981%, 9/26/2016, 144A(b)(c)	6,671,733
10,650,000	Toyota Motor Credit Corp., 0.566%, 5/17/2016(b)(c)	10,667,349
3,210,000	Volkswagen International Finance NV, 0.716%, 11/18/2016, 144A(b)(c)	3,215,091
3,560,000	ZF North America Capital, Inc., 4.500%, 4/29/2022, 144A	3,487,198
1,095,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	1,060,102

		65,894,783

	Banking — 5.2%
9,665,000	Ally Financial, Inc., 4.125%, 3/30/2020(b)	9,646,830
3,310,000	Bank of America Corp., 1.315%, 1/15/2019(b)(c)	3,339,727
6,825,000	Bank of America Corp., MTN, 4.200%, 8/26/2024(b)	6,808,565
3,080,000	Bank of America Corp., Series L, MTN, 3.950%, 4/21/2025	2,966,625
12,955,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A(b)	12,586,353
9,280,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)(b)	6,341,133
7,200,000	Morgan Stanley, 4.350%, 9/08/2026(b)	7,055,136
11,135,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(b)	11,989,968
6,900,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(g)	6,934,500
6,935,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%(b)(g)	6,969,675

		74,638,512

	Building Materials — 0.9%
3,660,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A(b)	2,964,600
6,320,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A(b)	6,235,944
890,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A(b)	947,850
3,900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)(b)	909,427
1,790,000	Owens Corning, 4.200%, 12/01/2024(b)	1,757,007

		12,814,828

	Cable Satellite — 1.1%
6,370,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	6,194,825
3,440,000	DISH DBS Corp., 5.875%, 7/15/2022(b)	3,371,200
5,650,000	DISH DBS Corp., 5.875%, 11/15/2024(b)	5,427,531
2,065,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	1,684,425

		16,677,981

	Chemicals — 0.4%
2,596,000	Albemarle Corp., 4.150%, 12/01/2024(b)	2,587,618
3,170,000	Hercules, Inc., 6.500%, 6/30/2029(b)	2,884,700

		5,472,318

	Collateralized Mortgage Obligations — 0.7%
1,099,413	Chase Mortgage Finance Trust, Series 2007-A1, Class 11M1, 2.471%, 3/25/2037(b)(c)	1,019,938

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$67,084,087	Government National Mortgage Association, Series 2012-135, Class IO, 0.895%, 1/16/2053(b)(c)(h)	$4,343,963
4,488,203	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 2.477%, 2/25/2036(b)(c)	4,367,537

		9,731,438

	Construction Machinery — 1.2%
17,660,000	Caterpillar Financial Services Corp., MTN, 0.522%, 2/26/2016(b)(c)	17,683,011

	Consumer Cyclical Services — 0.9%
1,180,000	IHS, Inc., 5.000%, 11/01/2022, 144A(b)	1,172,625
3,185,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	3,224,813
8,550,000	ServiceMaster Co. LLC (The), 7.000%, 8/15/2020(b)	9,030,937

		13,428,375

	Diversified Operations — 0.2%
3,225,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025	3,099,425

	Electric — 1.6%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)(b)	1,330,842
5,600,000	EDP Finance BV, 4.125%, 1/15/2020, 144A(b)	5,654,353
11,740,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,471,650
1,275,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	1,275,000
2,065,000	TerraForm Power Operating LLC, 5.875%, 2/01/2023, 144A(b)	2,095,975

		23,827,820

	Finance Companies — 2.5%
2,300,000	Air Lease Corp., 3.750%, 2/01/2022(b)	2,298,620
8,365,000	Air Lease Corp., 4.250%, 9/15/2024(b)	8,302,262
470,000	Aircastle Ltd., 5.500%, 2/15/2022(b)	479,696
8,435,000	iStar Financial, Inc., 4.000%, 11/01/2017(b)	8,287,388
11,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A(b)	11,310,175
5,270,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	5,046,025

		35,724,166

	Financial Other — 0.6%
8,700,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A(b)	9,048,000

	Food & Beverage — 0.5%
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	2,900,518
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)(b)	645,444
3,500,000	General Mills, Inc., 0.579%, 1/29/2016(b)(c)	3,499,846

		7,045,808

	Gaming — 0.7%
10,215,000	MGM Resorts International, 6.000%, 3/15/2023(b)	10,342,688

	Government Owned – No Guarantee — 1.6%
630,000	Corporacion Financiera de Desarrollo S.A., 3.250%, 7/15/2019, 144A(b)	633,717
1,240,000	Corporacion Financiera de Desarrollo S.A., (fixed rate to 7/15/2024, variable rate thereafter), 5.250%, 7/15/2029, 144A(b)	1,249,300

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	$7,076,815
12,700,000	Petrobras Global Finance BV, 5.625%, 5/20/2043(b)	9,815,830
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(b)	4,563,506

		23,339,168

	Healthcare — 0.3%
1,600,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	1,634,000
2,195,000	THC Escrow Corp. II, 6.750%, 6/15/2023, 144A	2,238,900

		3,872,900

	Independent Energy — 2.0%
635,000	Antero Resources Corp., 5.125%, 12/01/2022(b)	600,075
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	140,625
155,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	143,763
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023(b)	812,238
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	227,400
45,000	California Resources Corp., 5.500%, 9/15/2021	39,159
2,905,000	California Resources Corp., 6.000%, 11/15/2024	2,498,300
2,880,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(b)	2,498,400
140,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	136,500
365,000	Concho Resources, Inc., 5.500%, 10/01/2022	363,175
825,000	Concho Resources, Inc., 5.500%, 4/01/2023(b)	825,000
295,000	Continental Resources, Inc., 3.800%, 6/01/2024	269,276
210,000	Continental Resources, Inc., 4.500%, 4/15/2023	202,484
3,690,000	Continental Resources, Inc., 5.000%, 9/15/2022	3,618,528
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	1,180,062
1,009,000	Matador Resources Co., 6.875%, 4/15/2023, 144A	1,030,441
925,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A(b)	855,625
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	173,250
645,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A(b)	618,394
1,260,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022(b)	1,278,900
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(i)	753
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(i)	44
2,350,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	2,496,875
1,285,000	Rosetta Resources, Inc., 5.875%, 6/01/2022	1,371,737
310,000	Rosetta Resources, Inc., 5.875%, 6/01/2024	334,025
575,000	SM Energy Co., 5.000%, 1/15/2024	544,813
575,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	504,563
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	392,000
2,835,000	Whiting Petroleum Corp., 5.750%, 3/15/2021(b)	2,789,640
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018(b)	3,295,687

		29,241,732

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,248,840

	Integrated Energy — 1.3%
2,935,000	BP Capital Markets PLC, 0.696%, 11/07/2016(b)(c)	2,934,090

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — continued
$6,595,000	Chevron Corp., 0.444%, 11/15/2017(b)(c)	$6,585,259
5,290,000	Pacific Rubiales Energy Corp., 5.125%, 3/28/2023, 144A(e)	3,782,350
2,090,000	Pacific Rubiales Energy Corp., 5.375%, 1/26/2019, 144A	1,716,935
3,310,000	Shell International Finance BV, 0.484%, 11/15/2016(b)(c)	3,316,150

		18,334,784

	Life Insurance — 1.1%
8,600,000	Assicurazioni Generali SpA, EMTN, (fixed rate to 12/12/2022, variable rate thereafter), 7.750%, 12/12/2042, (EUR)(b)	11,436,945
4,950,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	5,030,190

		16,467,135

	Lodging — 0.2%
2,105,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022(b)	2,286,398

	Media Entertainment — 0.1%
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	1,479,954

	Metals & Mining — 0.1%
1,928,000	ArcelorMittal, 7.750%, 10/15/2039	1,918,360

	Midstream — 2.2%
8,095,000	Energy Transfer Partners LP, 6.125%, 12/15/2045	8,107,733
5,065,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/2024(b)	4,951,038
3,225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020(b)	3,508,574
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A(b)	5,004,450
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	166,500
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023(b)	683,100
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022(b)	1,164,800
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023, 144A(b)	1,349,300
7,100,000	Williams Partners LP, 4.000%, 9/15/2025(b)	6,650,563

		31,586,058

	Non-Agency Commercial Mortgage-Backed Securities — 4.8%
835,068	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 6.922%, 5/11/2039, 144A(b)(c)	860,478
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.686%, 8/15/2029, 144A(b)(c)	1,591,448
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 3.856%, 8/15/2029, 144A(b)(c)	1,599,571
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.400%, 5/15/2018, 144A(c)(f)	3,442,048
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.721%, 4/15/2044, 144A(b)(c)	4,863,519
2,135,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.336%, 10/15/2031, 144A(c)(f)	2,140,807
850,000	Commercial Mortgage Trust, Series 2014-SAVA, Class A, 1.336%, 6/15/2034, 144A(b)(c)	847,555

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$855,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 1.936%, 6/15/2034, 144A(b)(c)	$853,648
1,605,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.586%, 6/15/2034, 144A(b)(c)	1,605,369
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.436%, 3/15/2017, 144A(b)(c)	3,682,877
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.735%, 11/10/2046, 144A(b)(c)	2,720,777
1,300,000	Del Coronado Trust, Series 2013-HDMZ, Class M, 5.186%, 3/15/2018, 144A(b)(c)	1,300,390
7,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.521%, 12/05/2031, 144A(b)(c)	7,577,478
6,295,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.795%, 8/10/2045(b)(c)	6,411,476
1,915,000	Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/2030, 144A(b)	1,927,580
1,460,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A(b)	1,472,669
1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)(c)	1,601,360
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,571,352
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.861%, 4/12/2049(b)(c)	1,398,763
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.480%, 6/15/2044, 144A(b)(c)	1,672,293
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.480%, 6/15/2044, 144A(b)(c)	2,222,922
9,885,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(f)	9,890,931
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 2.674%, 11/15/2026, 144A(b)(c)	2,278,586
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.424%, 11/15/2026, 144A(b)(c)	2,207,271
700,000	SCG Trust, Series 2013-SRP1, Class D, 3.517%, 11/15/2026, 144A(b)(c)	699,574
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.648%, 2/15/2044, 144A(b)(c)	2,773,562

		69,214,304

	Pharmaceuticals — 1.9%
7,500,000	AbbVie, Inc., 3.600%, 5/14/2025	7,412,962
3,070,000	Johnson & Johnson, 0.356%, 11/28/2016(b)(c)	3,070,203
5,570,000	Merck & Co., Inc., 0.404%, 2/10/2017(b)(c)	5,572,896
3,160,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A(b)	3,327,875
2,230,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A(b)	2,252,300
6,060,000	VRX Escrow Corp., 4.500%, 5/15/2023, 144A, (EUR)(b)	6,544,864

		28,181,100

	Property & Casualty Insurance — 0.4%
5,435,000	Old Republic International Corp., 4.875%, 10/01/2024(b)	5,622,812

	Railroads — 0.3%
4,700,000	Canadian National Railway Co., 0.480%, 11/06/2015(b)(c)	4,700,771

	REITs – Health Care — 0.2%
2,510,000	Healthcare Realty Trust, Inc., 3.875%, 5/01/2025	2,420,950

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.1%
$1,080,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023(b)	$1,271,700

	Technology — 2.8%
1,515,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	1,509,319
2,415,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	2,396,163
10,955,000	Keysight Technologies, Inc., 4.550%, 10/30/2024, 144A(b)	10,573,700
7,847,000	KLA-Tencor Corp., 4.650%, 11/01/2024(b)	7,842,715
3,565,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	3,366,697
3,565,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	3,293,169
3,890,000	Open Text Corp., 5.625%, 1/15/2023, 144A(b)	3,851,100
1,720,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	1,419,000
6,125,000	Verisk Analytics, Inc., 5.500%, 6/15/2045	6,023,925

		40,275,788

	Treasuries — 1.4%
3,200,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)(b)	20,442,233

	Wirelines — 0.7%
7,110,000	Level 3 Financing, Inc., 5.125%, 5/01/2023, 144A	6,976,687
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(b)	3,016,645

		9,993,332

	Total Non-Convertible Bonds (Identified Cost $961,121,880)	937,211,558

Convertible Bonds — 4.8%
	Building Materials — 0.1%
930,000	Lennar Corp., 3.250%, 11/15/2021, 144A(b)	2,030,306

	Consumer Cyclical Services — 0.3%
3,145,000	Jarden Corp., 1.125%, 3/15/2034(b)	3,661,959

	Media Entertainment — 0.5%
7,450,000	Rovi Corp., 0.500%, 3/01/2020, 144A(e)	6,807,438

	Midstream — 0.8%
10,600,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A(e)	11,580,500

	Pharmaceuticals — 1.1%
449,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018(b)	692,021
1,168,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020(b)	1,860,040
1,600,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021(b)	1,982,000
690,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	3,557,813
1,670,000	Mylan, Inc., 3.750%, 9/15/2015(b)	8,486,731

		16,578,605

	REITs – Mortgage — 0.0%
220,000	Redwood Trust, Inc., 4.625%, 4/15/2018	210,925

	Technology — 2.0%
1,075,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A(e)	1,118,000
1,810,000	Ciena Corp., 3.750%, 10/15/2018, 144A(b)	2,463,863
1,600,000	MercadoLibre, Inc., 2.250%, 7/01/2019, 144A	2,024,000
915,000	Novellus Systems, Inc., 2.625%, 5/15/2041(b)	2,175,984

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$2,925,000	Nuance Communications, Inc., 1.500%, 11/01/2035	$3,021,891
3,145,000	Palo Alto Networks, Inc., Zero Coupon, 7/01/2019, 144A(b)	5,120,453
3,540,000	SunEdison, Inc., 2.375%, 4/15/2022, 144A(b)	4,705,987
4,014,000	SunEdison, Inc., 2.625%, 6/01/2023, 144A	4,064,175
4,516,000	SunEdison, Inc., 3.375%, 6/01/2025, 144A	4,665,593

		29,359,946

	Total Convertible Bonds (Identified Cost $58,266,696)	70,229,679

	Total Bonds and Notes (Identified Cost $1,019,388,576)	1,007,441,237

Senior Loans — 11.3%
	Aerospace & Defense — 0.5%
2,717,636	Transdigm, Inc., 2015 Term Loan E, 3.500%, 5/14/2022(c)	2,679,127
1,640,120	Transdigm, Inc., Term Loan C, 3.750%, 2/28/2020(c)	1,625,769
2,982,826	Transdigm, Inc., Term Loan D, 3.750%, 6/04/2021(c)	2,956,398

		7,261,294

	Automotive — 0.5%
771,155	American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.250%, 9/01/2021(c)	777,425
1,635,640	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	1,609,061
2,363,843	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(c)	2,298,837
1,974,018	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(c)	1,967,602

		6,652,925

	Building Materials — 0.8%
3,138,060	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(c)	3,121,586
2,271,777	Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 8/28/2020(c)	2,260,418
2,498,485	HD Supply, Inc., Term Loan B, 4.000%, 6/28/2018(c)	2,492,864
268,761	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	266,296
3,278,963	Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 9/28/2020(c)	3,277,585

		11,418,749

	Cable Satellite — 0.1%
2,218,593	Virgin Media Investment Holdings Ltd., USD Term Loan F, 3.500%, 6/30/2023(c)	2,194,566

	Chemicals — 0.3%
1,543,943	Axalta Coating Systems U.S. Holdings, Inc., USD Term Loan, 3.750%, 2/01/2020(c)	1,541,241
439,678	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(c)	438,442
1,176,000	MacDermid, Inc., USD 1st Lien Term Loan, 4.500%, 6/07/2020(c)	1,177,470
825,000	Royal Holdings, Inc., 2015 1st Lien Term Loan, 6/19/2022(j)	824,653

		3,981,806

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.8%
$2,504,202	Creative Artists Agency LLC, Term Loan B, 5.500%, 12/17/2021(c)	$2,522,984
3,309,947	Realogy Corp., New Term Loan B, 3.750%, 3/05/2020(c)	3,300,646
5,134,886	ServiceMaster Co., 2014 Term Loan B, 4.250%, 7/01/2021(c)	5,130,881

		10,954,511

	Consumer Products — 0.2%
637,621	Bauer Performance Sports Ltd., Term Loan B, 4.000%, 4/15/2021(c)	632,042
420,974	Libbey Glass, Inc., Term Loan B, 3.750%, 4/09/2021(c)	420,448
2,017,196	SRAM LLC, New Term Loan B, 4.027%, 4/10/2020(k)	1,997,024

		3,049,514

	Diversified Manufacturing — 0.1%
600,364	Doncasters Finance U.S. LLC, USD Term Loan, 4.500%, 4/09/2020(c)	599,241
899,943	Entegris, Inc., Term Loan B, 3.500%, 4/30/2021(c)	893,194
538,123	Milacron LLC, Term Loan B, 4.500%, 9/28/2020(c)	538,123
92,368	WESCO Distribution, Inc., Term Loan B, 3.750%, 12/12/2019(c)	92,253

		2,122,811

	Electric — 0.3%
1,813,980	Calpine Construction Finance Co. LP, Original Term Loan B1, 3.000%, 5/03/2020(c)	1,776,195
2,155,000	Calpine Corp., Term Loan B5, 3.500%, 5/27/2022(c)	2,133,989

		3,910,184

	Finance Companies — 0.1%
974,015	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(c)	973,713

	Financial Other — 0.1%
1,207,967	Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 1/04/2021(c)	1,196,890
544,571	Harbourvest Partners LLC, New Term Loan, 3.250%, 2/04/2021(c)	539,125

		1,736,015

	Food & Beverage — 0.2%
2,666,250	Aramark Services, Inc., USD Term Loan F, 3.250%, 2/24/2021(c)	2,652,439
817,722	Reddy Ice Corp., 1st Lien Term Loan, 6.752%, 5/01/2019(k)	723,683

		3,376,122

	Health Insurance — 0.2%
2,985,896	Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 3/01/2021(c)	2,935,763

	Healthcare — 0.3%
640,000	Community Health Systems, Inc., Term Loan H, 4.000%, 1/27/2021(c)	640,653
1,485,000	Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 6/30/2021(c)	1,454,246
1,707,449	Renaissance Learning, Inc., New 1st Lien Term Loan, 4.500%, 4/09/2021(c)	1,684,688

		3,779,587

	Industrial Other — 0.8%
1,083,527	Brickman Group Ltd. LLC, 1st Lien Term Loan, 4.000%, 12/18/2020(c)	1,075,401
2,303,915	Crosby U.S. Acquisition Corp., 1st Lien Term Loan, 3.750%, 11/23/2020(c)	2,180,080

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Industrial Other — continued
$5,248,329	Generac Power Systems, Inc., Term Loan B, 3.250%, 5/31/2020(c)	$5,198,050
512,786	Mirror Bidco Corp., New Term Loan, 4.250%, 12/28/2019(c)	510,222
1,920,661	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,919,470
1,230,000	Sterigenics-Nordion Holdings LLC, Term Loan B, 4.250%, 5/15/2022(c)	1,226,925

		12,110,148

	Leisure — 0.1%
1,794,870	Time, Inc., Term Loan B, 4.250%, 4/26/2021(c)	1,790,383

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(c)	1,001,814
1,930,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(c)	1,911,916

		2,913,730

	Natural Gas — 0.1%
970,101	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	960,400

	Other Utility — 0.2%
3,014,995	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,007,457
160,706	PowerTeam Services LLC, Delayed Draw Term Loan, 4.250%, 5/06/2020(c)	160,304

		3,167,761

	Packaging — 0.2%
981,161	Ardagh Holdings USA, Inc., Incremental Term Loan, 4.000%, 12/17/2019(c)	977,786
2,200,137	Signode Industrial Group U.S., Inc., USD Term Loan B, 3.750%, 5/01/2021(c)	2,172,635

		3,150,421

	Pharmaceuticals — 1.0%
2,242,189	Amneal Pharmaceuticals LLC, Incremental Term Loan, 11/01/2019(j)	2,242,189
1,546,380	DPx Holdings BV, 2014 USD Incremental Term Loan, 4.250%, 3/11/2021(c)	1,533,576
1,809,110	Endo Luxembourg Finance Co. I S.a r.l., 2015 Term Loan B, 6/11/2022(j)	1,812,511
981,575	IMS Health, Inc., New USD Term Loan, 3.500%, 3/17/2021(c)	975,440
2,998,050	Mallinckrodt International Finance S.A., Term Loan B, 3.250%, 3/19/2021(c)	2,982,221
4,313,365	Valeant Pharmaceuticals International, Term Loan B F1, 4.000%, 4/01/2022(c)	4,306,161

		13,852,098

	Property & Casualty Insurance — 0.5%
3,054,338	Hub International Ltd., Term Loan B, 4.000%, 10/02/2020(c)	3,029,536
1,486,275	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,489,991
3,310,824	Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/2019(c)	3,304,202

		7,823,729

	Refining — 0.2%
2,547,537	Western Refining, Inc., Term Loan B, 4.250%, 11/12/2020(c)	2,534,799

	Restaurants — 0.2%
3,600,000	1011778 B.C. Unlimited Liability Co., 2015 Term Loan B, 12/10/2021(j)	3,591,000

	Retailers — 0.4%
320,986	Hillman Group, Inc. (The), Term Loan B, 4.500%, 6/30/2021(c)	320,986
3,162,382	PetSmart, Inc., Term Loan B, 4.250%, 3/11/2022(c)	3,153,685

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$600,355	Staples, Inc., Term Loan B, 4/07/2021(j)	$598,980
1,896,558	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	1,849,144

		5,922,795

	Technology — 1.3%
2,853,875	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	2,818,201
1,230,000	Dell International LLC, USD Term Loan B2, 4.000%, 4/29/2020(c)	1,229,779
3,045,788	Infor (U.S.), Inc., USD Term Loan B5, 3.750%, 6/03/2020(c)	3,001,381
3,267,925	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	3,022,831
3,194,068	MA FinanceCo. LLC, Term Loan B, 5.250%, 11/19/2021(c)	3,196,911
952,982	Nuance Communications, Inc., Term Loan C, 2.940%, 8/07/2019(c)	944,244
1,439,363	NXP BV, Term Loan D, 3.250%, 1/11/2020(c)	1,433,072
3,165,634	SS&C Technologies, Inc., 2015 Term Loan B1, 6/23/2022(j)	3,163,671
713,138	SS&C Technologies, Inc., 2015 Term Loan B2, 6/23/2022(j)	712,696

		19,522,786

	Transportation Services — 0.1%
779,135	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(c)	771,990
517,920	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	517,599

		1,289,589

	Wireless — 0.3%
2,328,016	Asurion LLC, New Term Loan B1, 5.000%, 5/24/2019(c)	2,331,903
1,356,300	SBA Senior Finance II LLC, Term Loan B1, 3.250%, 3/24/2021(c)	1,342,127

		3,674,030

	Wirelines — 1.2%
2,855,000	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(c)	2,800,270
3,688,043	CWC Cayman Finance Ltd., Secured Term Loan, 5.500%, 4/28/2017(c)	3,683,433
3,531,150	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,503,783
2,114,040	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(c)	2,097,741
1,996,754	LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 4/13/2020(c)	1,983,656
3,025,909	Zayo Group LLC, Term Loan B, 3.750%, 5/06/2021(c)	2,997,738

		17,066,621

	Total Senior Loans (Identified Cost $164,063,900)	163,717,850

Loan Participations — 0.2%
	ABS Other — 0.2%
2,558,887	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039(c)(f) (Identified Cost $2,578,078)	2,584,476

Shares
Preferred Stocks — 4.6%
Convertible Preferred Stocks — 4.0%
	Consumer Non-Cyclical Services — 0.8%
217,998	Tyson Foods, Inc., 4.750%(b)	11,229,077

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Electric — 0.2%
17,432	Dominion Resources, Inc., 6.375%(b)	$814,074
11,055	Dominion Resources, Inc., Series A, 6.125%(b)	592,437
9,938	Dominion Resources, Inc., Series B, 6.000%(b)	534,963
9,050	NextEra Energy, Inc., 5.889%(b)	558,476

		2,499,950

	Metals & Mining — 0.9%
296,025	Alcoa, Inc., Series 1, 5.375%(e)	11,701,868
131,000	ArcelorMittal, 6.000%(b)	2,044,910

		13,746,778

	Midstream — 0.3%
1,977	Chesapeake Energy Corp., Series A, 5.750%, 144A(b)	1,332,320
4,215	Chesapeake Energy Corp., 5.750%	2,868,834
142	Chesapeake Energy Corp., 5.750%, 144A	96,649

		4,297,803

	Pharmaceuticals — 0.9%
12,844	Allergan PLC, Series A, 5.500%	13,390,898

	REITs – Diversified — 0.8%
7,169	Crown Castle International Corp., Series A, 4.500%	739,841
223,896	Weyerhaeuser Co., Series A, 6.375%(b)	11,642,592

		12,382,433

	REITs – Mortgage — 0.1%
17,715	iStar Financial, Inc., Series J, 4.500%	1,009,578

	Total Convertible Preferred Stocks (Identified Cost $60,825,928)	58,556,517

Non-Convertible Preferred Stocks — 0.6%
	Banking — 0.3%
3,802	Ally Financial, Inc., Series G, 7.000%, 144A(b)	3,841,802

	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b)	4,297,550

	Total Non-Convertible Preferred Stocks (Identified Cost $7,754,788)	8,139,352

	Total Preferred Stocks (Identified Cost $68,580,716)	66,695,869

Common Stocks — 2.4%
	Banks — 0.5%
289,100	Mitsubishi UFJ Financial Group, Inc.	2,079,919
1,055,000	Mizuho Financial Group, Inc.	2,282,738
65,200	Sumitomo Mitsui Financial Group, Inc.	2,902,651

		7,265,308

	Capital Markets — 0.0%
86,982	Huatai Securities Co. Ltd., Series H, 144A(l)	245,745

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 0.3%
125,943	Cisco Systems, Inc.(b)	$3,458,395

	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.(b)	1,516,322

	Oil, Gas & Consumable Fuels — 1.0%
50,717	Anadarko Petroleum Corp.(b)	3,958,969
48,169	Canadian Natural Resources Ltd.(b)	1,308,270
173,661	Kinder Morgan, Inc.(b)	6,666,846
8,736	Pioneer Natural Resources Co.(b)	1,211,596
51,624	Suncor Energy, Inc.(b)	1,420,692

		14,566,373

	Specialty Retail — 0.5%
30,674	Home Depot, Inc. (The)(b)	3,408,801
47,543	Lowe’s Cos., Inc.(b)	3,183,955

		6,592,756

	Total Common Stocks (Identified Cost $33,016,549)	33,644,899

Exchange-Traded Funds — 0.2%
23,665	iShares® Core S&P Mid-Cap ETF(b) (Identified Cost $3,438,100)	3,549,277

Other Investments — 0.6%
	Aircraft ABS — 0.6%
900	ECAF I Blocker Ltd.(f) (Identified Cost $9,000,000)	9,000,000

Contracts/ Shares/Units of Currency (†††)
Purchased Options — 0.1%
	Index Options — 0.0%
150	EURO STOXX 50®, Call expiring September 18, 2015 at 3850	43,405

	Options on Securities — 0.0%
366,900	Freeport-McMoRan, Inc., Call expiring August 21, 2015 at 25	20,179
272,000	iShares® Russell 2000 ETF, Put expiring July 17, 2015 at 121	274,720

		294,899

	Over-the-Counter Options on Currency — 0.1%
26,720,000	INR Call, expiring July 24, 2015 at 61.5000(m)	1,550
43,875,000	INR Call, expiring August 31, 2015 at 61.5000(n)	19,217
61,600,000	KRW Put, expiring November 25, 2015 at 1113(m)	1,723,630

		1,744,397

	Total Purchased Options (Identified Cost $3,457,297)	2,082,701

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Notional Amount (†††)	Description	Value (†)
Purchased Swaptions — 0.1%
	Interest Rate Swaptions — 0.1%
$1,570,000,000	1-year Interest Rate Swap Put, expiring 10/01/2015, Pay 28-day TIIE, Receive MXN 4.200%(m)	$337,274
1,375,000,000	1-year Interest Rate Swap Put, expiring 10/16/2015, Pay 28-day TIIE, Receive MXN 4.400%(m)	410,728

	Total Purchased Swaptions (Identified Cost $706,414)	748,002

Principal Amount (‡)
Short-Term Investments — 9.4%
$2,923,697	Repurchase Agreement with State Street Bank and Trust Company, dated 6/30/2015 at 0.000% to be repurchased at $2,923,697 on 7/01/2015 collateralized by $2,929,400 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $2,982,187 including accrued interest (Note 2 of Notes to Financial Statements)	2,923,697
123,562,614	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2015 at 0.010% to be repurchased at $123,562,648 on 7/01/2015 collateralized by $585,000 U.S. Treasury Note, 0.625% due 6/30/2017 valued at $585,000; $150,000 U.S. Treasury Note, 4.000% due 8/15/2018 valued at $166,313; $127,195,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $125,287,075 including accrued interest (Note 2 of Notes to Financial Statements)	123,562,614
9,400,000	U.S. Treasury Bills, 0.067%, 8/20/2015(o)(p)	9,399,934

	Total Short-Term Investments (Identified Cost $135,885,436)	135,886,245

	Total Investments — 98.5% (Identified Cost $1,440,115,066)(a)	1,425,350,556
	Other assets less liabilities — 1.5%	21,697,026

	Net Assets — 100.0%	$1,447,047,582

Shares (†††)
Written Options — (0.1%)
	Options on Securities – (0.0%)
25,300	Anadarko Petroleum Corp., Call expiring July 02, 2015 at 84.5000	$(2,277)
30,600	Home Depot, Inc. (The), Call expiring July 17, 2015 at 116	(5,508)
86,800	Kinder Morgan, Inc., Call expiring July 02, 2015 at 40.5000	(4,774)
47,500	Lowe’s Cos., Inc., Call expiring July 17, 2015 at 72.5000	(1,662)

		(14,221)

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

Notional Amount/Units of Currency (†††)	Description	Value (†)
Over-the-Counter Options on Currency — (0.1%)
61,600,000	KRW Put, expiring November 25, 2015 at 1150(m)	$(960,529)

	Total Written Options (Premiums Received $1,038,595)	$(974,750)

Written Swaptions — (0.0%)
Interest Rate Swaptions — (0.0%)
$1,570,000,000	1-year Interest Rate Swap Put, expiring 10/01/2015, Pay 3.730%, Receive 28-Day TIIE(m) (Premiums Received $103,414)	$(84,286)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on securities are expressed as shares. Options on currency are expressed as units of currency. Options on indices are expressed as contracts.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At June 30, 2015, the net unrealized depreciation on investments based on a cost of $1,440,384,265 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$28,758,353
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(43,792,062)

	Net unrealized depreciation	$(15,033,709)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements, options or swaptions.
(c)	Variable rate security. Rate as of June 30, 2015 is disclosed.
(d)	Fair valued by the Fund’s adviser. At June 30, 2015, the value of these securities amounted to $1,350,548 or 0.1% of net assets. (See Note 2 of Notes to Financial Statements)
(e)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements, options or swaptions.
(f)	Illiquid security. At June 30, 2015, the value of these securities amounted to $47,140,082 or 3.3% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. (See Note 2 of Notes to Financial Statements)
(g)	Perpetual bond with no specified maturity date.
(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

(j)	Position is unsettled. Contract rate was not determined at June 30, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at June 30, 2015.
(l)	Non-income producing security.
(m)	Counterparty is Bank of America, N.A.
(n)	Counterparty is Citibank, N.A.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	All of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of Rule 144A holdings amounted to $442,994,274 or 30.6% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
TIIE	Tasa de Interes de Equilibrio — Equilibrium Interbank Interest Rate

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

At June 30, 2015, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Citibank, N.A.	Republic of Brazil	(1.00%)	9/20/2020	$12,700,000	$939,389	$957,616	$18,227	$(3,175)

Sell Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Bank of America, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	$1,775,000	$(198,289)	$(335,527)	$(137,238)	$441
Citibank, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	600,000	(92,043)	(113,418)	(21,375)	150
Citibank, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	3,150,000	(351,893)	(595,442)	(243,549)	782
Deutsche Bank AG	Transocean, Inc.	1.00%	12/20/2019	5.96%	2,660,000	(327,192)	(502,817)	(175,625)	665
JPMorgan Chase Bank, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	4,075,000	(585,854)	(770,293)	(184,439)	1,019
JPMorgan Chase Bank, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	2,025,000	(303,314)	(382,784)	(79,470)	506
JPMorgan Chase Bank, N.A.	Transocean, Inc.	1.00%	12/20/2019	5.96%	1,215,000	(192,690)	(229,670)	(36,980)	304
Morgan Stanley Capital Services, Inc.	Transocean, Inc.	1.00%	12/20/2019	5.96%	810,000	(129,642)	(153,114)	(23,472)	203

Total							$(3,083,065)	$(902,148)	$4,070

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At June 30, 2015, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	5/8/2025	7.950%	3-month SAFEX-JIBAR	$71,302
Barclays Bank PLC	291,000,000	ZAR	5/5/2025	7.950%	3-month SAFEX-JIBAR	575,207
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	4/17/2025	7.720%	3-month SAFEX-JIBAR	184,422

Total						$830,931

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

At June 30, 2015, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
40,170,000	USD	5/5/2025	2.184%	3-month LIBOR	$937,241

1 There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

LIBOR	London Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

At June 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	7/06/2015	Brazilian Real	27,700,000	$8,896,577	$(284,464)
Sell[2]	7/21/2015	Colombian Peso	18,400,000,000	7,048,715	213,105
Sell[3]	7/20/2015	Euro	5,911,000	6,591,436	55,696
Sell[4]	7/27/2015	Euro	9,845,000	10,979,258	41,334
Sell[1]	7/29/2015	Euro	26,000,000	28,996,228	189,292
Buy[1]	7/29/2015	Hungarian Forint	7,777,600,000	27,472,088	(375,669)
Sell[3]	7/27/2015	Japanese Yen	3,535,800,000	28,899,346	(453,650)
Sell[1]	7/29/2015	Japanese Yen	870,500,000	7,115,076	(74,332)
Sell[4]	7/08/2015	Mexican Peso	87,652,000	5,574,343	54,636
Sell[4]	7/09/2015	Mexican Peso	326,288,000	20,749,238	(13,582)
Sell[4]	7/27/2015	Mexican Peso	5,362,500	340,576	5,870
Sell[2]	7/22/2015	New Zealand Dollar	8,860,000	5,993,432	137,936
Sell[4]	7/27/2015	South African Rand	266,200,000	21,787,017	2,115

Total					$(501,713)

At June 30, 2015, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency			Unrealized Appreciation (Depreciation)
7/29/2015	Australian Dollar	27,720,000	Canadian Dollar	[4]	26,481,193	$(161,213)

1 Counterparty is Bank of America, N.A.

2 Counterparty is Citibank, N.A.

3 Counterparty is Deutsche Bank AG

4 Counterparty is Credit Suisse International

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of June 30, 2015 (Unaudited)

Loomis Sayles Strategic Alpha Fund – (continued)

At June 30, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	9/18/2015	23	$7,060,525	$(69,144)
TOPIX	9/10/2015	108	14,375,914	(21,792)

Total				$(90,936)

At June 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	9/18/2015	813	$83,515,425	$1,396,406
Eurodollar	12/19/2016	819	201,944,925	(33,675)
Eurodollar	12/18/2017	1,420	347,758,000	553,022
Sterling	12/21/2016	1,123	217,542,475	630,713

Total				$2,546,466

Industry Summary at June 30, 2015 (Unaudited)

ABS Home Equity	11.7%
Technology	6.1
Banking	5.5
Automotive	5.0
Pharmaceuticals	4.9
Non-Agency Commercial Mortgage-Backed Securities	4.8
ABS Credit Card	4.1
Midstream	3.5
ABS Other	2.7
Finance Companies	2.6
Electric	2.1
Independent Energy	2.0
Consumer Cyclical Services	2.0
Other Investments, less than 2% each	32.1
Short-Term Investments	9.4

Total Investments	98.5
Other assets less liabilities (including open written options/swaptions, swap agreements, forward foreign currency contracts and futures contracts)	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$37,471,433	$1,313,628,755
Repurchase agreement(s) at cost	5,295,948	126,486,311
Net unrealized appreciation (depreciation)	170,426	(14,764,510)

Investments at value	42,937,807	1,425,350,556
Cash	489	3,113,137
Due from brokers (Note 2)	—	12,178,990
Foreign currency at value (identified cost $0 and $8,422,135, respectively)	—	8,419,599
Receivable for Fund shares sold	51,430	4,642,881
Receivable for securities sold	6,617	10,815,807
Collateral received for open forward foreign currency contracts, options, swaptions or swap agreements (Notes 2 and 4)	—	1,488,080
Dividends and interest receivable	38,872	8,334,723
Unrealized appreciation on bilateral swap agreements (Note 2)	—	849,158
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	699,984
Tax reclaims receivable	—	16,616
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	9,752
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	939,389
Fees receivable on swap agreements (Note 2)	—	338,365

TOTAL ASSETS	43,035,215	1,477,197,037

LIABILITIES
Options/swaptions written, at value (premiums received $678,922 and $1,142,009, respectively) (Note 2)	306,925	1,059,036
Payable for securities purchased	3,884,719	19,606,987
Unrealized depreciation on bilateral swap agreements (Note 2)	—	902,148
Payable for Fund shares redeemed	—	891,600
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,362,910
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	2,180,917
Due to brokers (Note 2)	—	1,488,080
Payable for variation margin on futures contracts (Note 2)	—	1,021,835
Fees payable on swap agreements (Note 2)	—	554,433
Management fees payable (Note 6)	9,988	831,482
Deferred Trustees’ fees (Note 6)	7,259	62,492
Administrative fees payable (Note 6)	1,090	50,416
Payable to distributor (Note 6d)	124	10,825
Other accounts payable and accrued expenses	38,089	126,294

TOTAL LIABILITIES	4,248,194	30,149,455

NET ASSETS	$38,787,021	$1,447,047,582

NET ASSETS CONSIST OF:
Paid-in capital	$38,275,760	$1,504,896,427
Undistributed (Distributions in excess of) net investment income	3,037	(2,144,993)
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(34,195)	(43,402,092)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	542,419	(12,301,760)

NET ASSETS	$38,787,021	$1,447,047,582

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities (continued)

June 30, 2015 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,899,332	$112,859,820

Shares of beneficial interest	283,001	11,402,129

Net asset value and redemption price per share	$10.24	$9.90

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.86	$10.37

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,863	$66,504,421

Shares of beneficial interest	3,597	6,742,459

Net asset value and offering price per share	$10.25	$9.86

Class Y shares:
Net assets	$35,850,826	$1,267,683,341

Shares of beneficial interest	3,497,737	128,212,582

Net asset value, offering and redemption price per share	$10.25	$9.89

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$67	$24,654,511
Dividends	424,706 (a)	2,174,703
Less net foreign taxes withheld	(207)	(17,475)

	424,566	26,811,739

Expenses
Management fees (Note 6)	87,314	4,924,426
Service and distribution fees (Note 6)	2,933	481,262
Administrative fees (Note 6)	5,697	298,365
Trustees’ fees and expenses (Note 6)	7,940	17,985
Transfer agent fees and expenses (Note 6)	6,889	519,849
Audit and tax services fees	20,507	39,957
Custodian fees and expenses	58,952	90,345
Legal fees	113	6,543
Registration fees	12,188	76,717
Shareholder reporting expenses	1,088	30,621
Miscellaneous expenses	5,651	30,307

Total expenses	209,272	6,516,377
Less waiver and/or expense reimbursement (Note 6)	(78,006)	—

Net expenses	131,266	6,516,377

Net investment income	293,300	20,295,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(99,221)	(597,258)
Futures contracts	—	(5,286,528)
Options/swaptions written	572,231	2,187,419
Swap agreements	—	979,790
Foreign currency transactions	—	11,041,392
Net change in unrealized appreciation (depreciation) on:
Investments	(256,334)	(10,799,531)
Futures contracts	—	5,820,425
Options/swaptions written	305,257	(190,963)
Swap agreements	—	532,184
Foreign currency translations	(4)	(4,816,970)

Net realized and unrealized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	521,929	(1,130,040)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$815,229	$19,165,322

(a)	Includes a non-recurring dividend of $144,050 recognized as part of a merger transaction involving two of the Fund’s portfolio securities. The Fund’s cost basis in the new securities received in the merger was increased by this amount. There was no impact to the Fund’s net asset value.

See accompanying notes to financial statements.

|  46

Statements of Changes In Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Six Months Ended June 30, 2015 (Unaudited)	Period Ended December 31, 2014(a)	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$293,300	$30,945	$20,295,362	$38,148,683
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	473,010	(507,890)	8,324,815	(1,418,567)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	48,919	493,500	(9,454,855)	(7,982,537)

Net increase in net assets resulting from operations	815,229	16,555	19,165,322	28,747,579

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(21,994)	(379)	(2,190,517)	(4,068,797)
Class C	(165)	(2)	(1,071,052)	(1,878,950)
Class Y	(265,826)	(54,347)	(25,607,126)	(37,780,827)

Total distributions	(287,985)	(54,728)	(28,868,695)	(43,728,574)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	17,347,953	20,949,997	92,876,049	139,284,341

Net increase in net assets	17,875,197	20,911,824	83,172,676	124,303,346
NET ASSETS
Beginning of the period	20,911,824	—	1,363,874,906	1,239,571,560

End of the period	$38,787,021	$20,911,824	$1,447,047,582	$1,363,874,906

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$3,037	$(2,278)	$(2,144,993)	$6,428,340

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.

See accompanying notes to financial statements.

47  |

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	(b)	0.02
Net realized and unrealized gain (loss)	0.25		(0.02)

Total from Investment Operations	0.36		0.00 (c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.08)		(0.04)

Net asset value, end of the period	$10.24		$9.96

Total return(d)(e)(f)	3.62%		0.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,899		$96
Net expenses(g)(h)	1.21	%(i)	1.20%
Gross expenses(h)	1.78	%(i)	3.69%
Net investment income(h)	2.21	%(b)	0.84%
Portfolio turnover rate	12%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05 and the ratio of net investment income to average net assets would have been 0.95%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.78%.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	(b)	0.00 (c)
Net realized and unrealized gain (loss)	0.23		(0.01)

Total from Investment Operations	0.33		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.02)
Net realized capital gains	—		—

Total Distributions	(0.05)		(0.02)

Net asset value, end of the period	$10.25		$9.97

Total return(d)(e)(f)	3.31%		(0.12)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37		$1
Net expenses(g)(h)	1.96	%(i)	1.95%
Gross expenses(h)	2.41	%(i)	4.37%
Net investment income(h)	1.96	%(b)	0.01%
Portfolio turnover rate	12%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08 and the ratio of net investment income to average net assets would have been 1.60%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.40%.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Six Months Ended June 30, 2015 (Unaudited)		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	(b)	0.02
Net realized and unrealized gain (loss)	0.26		(0.01)

Total from Investment Operations	0.37		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.09)		(0.04)

Net asset value, end of the period	$10.25		$9.97

Total return(c)(d)	3.72%		0.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35,851		$20,815
Net expenses(e)(f)	0.96	%(g)	0.95%
Gross expenses(f)	1.54	%(g)	3.54%
Net investment income(f)	2.18	%(b)	0.99%
Portfolio turnover rate	12%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06 and the ratio of net investment income to average net assets would have been 1.13%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.53%.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$9.96		$10.06		$10.20	$9.34	$10.06		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.29	(b)	0.37	0.37	0.34		0.00	(c)
Net realized and unrealized gain (loss)	(0.00	)(c)	(0.07)		(0.28)	0.77	(0.75)		0.06

Total from Investment Operations	0.13		0.22		0.09	1.14	(0.41)		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.32)		(0.23)	(0.28)	(0.31)		(0.00	)(c)
Net realized capital gains	—		—		—	—	(0.00	)(c)	—

Total Distributions	(0.19)		(0.32)		(0.23)	(0.28)	(0.31)		(0.00)

Net asset value, end of the period	$9.90		$9.96		$10.06	$10.20	$9.34		$10.06

Total return(d)	1.34	%(e)	2.24	%(b)	0.96%	12.24%	(3.90)%		0.41	%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$112,860		$104,056		$177,339	$80,704	$130,662		$2,465
Net expenses	1.11	%(g)	1.10%		1.11%	1.12%	1.15	%(h)	1.30	%(g)(i)
Gross expenses	1.11	%(g)	1.10%		1.11%	1.12%	1.15	%(h)	6.98	%(g)
Net investment income	2.70	%(g)	2.90	%(b)	3.68%	3.77%	3.50%		0.86	%(g)
Portfolio turnover rate	38%		87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$9.93		$10.03		$10.16	$9.31	$10.05		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.21	(b)	0.30	0.30	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.01)		(0.06)		(0.28)	0.76	(0.77)		0.05

Total from Investment Operations	0.09		0.15		0.02	1.06	(0.49)		0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.25)		(0.15)	(0.21)	(0.25)		(0.00	)(c)
Net realized capital gains	—		—		—	—	(0.00	)(c)	—

Total Distributions	(0.16)		(0.25)		(0.15)	(0.21)	(0.25)		(0.00)

Net asset value, end of the period	$9.86		$9.93		$10.03	$10.16	$9.31		$10.05

Total return(d)	0.86	%(e)	1.47	%(b)	0.22%	11.44%	(4.69)%		0.31	%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,504		$71,215		$91,694	$67,748	$77,398		$563
Net expenses	1.86	%(g)	1.85%		1.86%	1.87%	1.89	%(h)	2.05	%(g)(i)
Gross expenses	1.86	%(g)	1.85%		1.86%	1.87%	1.89	%(h)	8.68	%(g)
Net investment income	1.95	%(g)	2.13	%(b)	2.96%	3.05%	2.82%		0.24	%(g)
Portfolio turnover rate	38%		87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011		Period Ended December 31, 2010*
Net asset value, beginning of the period	$9.95		$10.05		$10.19	$9.33	$10.05		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.31	(b)	0.40	0.41	0.37		0.00	(c)
Net realized and unrealized gain (loss)	(0.00	)(c)	(0.06)		(0.29)	0.76	(0.75)		0.05

Total from Investment Operations	0.15		0.25		0.11	1.17	(0.38)		0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.35)		(0.25)	(0.31)	(0.34)		(0.00	)(c)
Net realized capital gains	—		—		—	—	(0.00	)(c)	—

Total Distributions	(0.21)		(0.35)		(0.25)	(0.31)	(0.34)		(0.00)

Net asset value, end of the period	$9.89		$9.95		$10.05	$10.19	$9.33		$10.05

Total return	1.46	%(d)	2.52	%(b)	1.19%	12.57%	(3.78)%		0.41	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,267,683		$1,188,605		$970,539	$497,648	$273,335		$26,758
Net expenses	0.86	%(f)	0.85%		0.86%	0.87%	0.90	%(g)	1.05	%(f)(h)
Gross expenses	0.86	%(f)	0.85%		0.86%	0.87%	0.90	%(g)	5.37	%(f)
Net investment income	2.95	%(f)	3.10	%(b)	3.92%	4.09%	3.81%		0.06	%(f)
Portfolio turnover rate	38%		87%		115%	116%	141%		39%

*	From commencement of operations on December 15, 2010 through December 31, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Periods less than one year are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

53  |

Notes to Financial Statements

June 30, 2015 (Unaudited)

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.50% for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source.

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of June 30, 2015, written options of Gateway Equity Call Premium Fund were fair valued at $(306,925), representing (0.8%) of net assets, using the closing rotation values published by the CBOE.

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

As of June 30, 2015, securities of Strategic Alpha Fund were fair valued as follows:

Type	Value included in Net Assets (reflected at absolute value)	Percentage of Net Assets
Illiquid securities[1]	$47,140,082	3.3%
Equity securities[2]	7,265,308	0.5%
Option contracts[2]	43,405	0.0%[4]
Futures contracts[2]	90,936	0.0%[4]
Other fair valued securities[3]	1,350,548	0.1%

	$55,890,279	3.9%

1	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
2	Certain foreign equity securities, options contracts and futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities/contracts.
3	Fair valued by the Fund’s adviser.
4	Represents less than 0.1% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

57  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

agreement is novated to a central counterparty (the “CCP”) and the Funds faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options, interest rate swaptions and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, distributions in excess of income and/or capital gains, non-deductible expenses, foreign currency gains and losses, deferred Trustees’ fees, defaulted bond adjustments, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, swap payable/receivable, wash sales, return of capital distributions received and forward foreign currency, options and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2014 were as follows:

	2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$54,728	$—	$54,728
Strategic Alpha Fund	43,728,574	—	43,728,574

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

As of December 31, 2014, the capital loss carryforwards were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Capital loss carryforward:
Short-term:
No expiration date	$(243,981)	$(36,722,563)
Long-term:
No expiration date	(196,847)	(17,622,766)

Total capital loss carryforward	$(440,828)	$(54,345,329)

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchase assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of June 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

n.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the six months ended June 30, 2015, the Fund did not loan securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

65  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$37,641,859	$—	$—	$37,641,859
Short-Term Investments	—	5,295,948	—	5,295,948

Total	$37,641,859	$5,295,948	$—	$42,937,807

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(306,925)	$—	$(306,925)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended June 30, 2015, there were no transfers among Levels 1, 2 and 3.

|  66

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$167,476,941	$1,350,548	(b)	$168,827,489
ABS Other	—	12,027,559	23,891,656	(c)	35,919,215
Non-Agency Commercial Mortgage-Backed Securities	—	52,440,128	16,774,176	(c)	69,214,304
All Other Non-Convertible Bonds(a)	—	663,250,550	—		663,250,550

Total Non-Convertible Bonds	—	895,195,178	42,016,380		937,211,558

Convertible Bonds(a)	—	70,229,679	—		70,229,679

Total Bonds and Notes	—	965,424,857	42,016,380		1,007,441,237

Senior Loans
Pharmaceuticals	—	11,609,909	2,242,189	(c)	13,852,098
All Other Senior Loans(a)	—	149,865,752	—		149,865,752

Total Senior Loans	—	161,475,661	2,242,189		163,717,850

Loan Participations(a)	—	—	2,584,476	(c)	2,584,476
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	2,965,483	1,332,320	(c)	4,297,803
REITs – Mortgage	—	1,009,578	—		1,009,578
All Other Convertible Preferred Stocks(a)	53,249,136	—	—		53,249,136

Total Convertible Preferred Stocks	53,249,136	3,975,061	1,332,320		58,556,517

Non-Convertible Preferred Stocks
Cable Satellite	—	4,297,550	—		4,297,550
All Other Non-Convertible Preferred Stocks(a)	3,841,802	—	—		3,841,802

Total Non-Convertible Preferred Stocks	3,841,802	4,297,550	—		8,139,352

Total Preferred Stocks	57,090,938	8,272,611	1,332,320		66,695,869

Common Stocks
Banks	—	7,265,308	—		7,265,308
All Other Common Stocks(a)	26,379,591	—	—		26,379,591

Total Common Stocks	26,379,591	7,265,308	—		33,644,899

67  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Exchange-Traded Funds	3,549,277	—	—		3,549,277
Other Investments(a)	—	—	9,000,000	(c)	9,000,000
Purchased Options(a)	294,899	1,787,802	—		2,082,701
Purchased Swaptions(a)	—	748,002	—		748,002
Short-Term Investments	—	135,886,245	—		135,886,245

Total Investments	87,314,705	1,280,860,486	57,175,365		1,425,350,556

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	18,227	—		18,227
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	830,931	—		830,931
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	937,241	—	—		937,241
Forward Foreign Currency Contracts (unrealized appreciation)	—	699,984	—		699,984
Futures Contracts (unrealized appreciation)	2,580,141	—	—		2,580,141

Total	$90,875,492	$1,282,366,223	$57,175,365		$1,430,417,080

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(14,221)	$(960,529)	$—	$(974,750)
Written Swaptions(a)	—	(84,286)	—	(84,286)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(902,148)	—	(902,148)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(1,362,910)	—	(1,362,910)
Futures Contracts (unrealized depreciation)	(33,675)	(90,936)	—	(124,611)

Total	$(47,896)	$(3,400,809)	$—	$(3,448,705)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.

|  68

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2014 and/or June 30, 2015:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$811,274	$—	$9,595	$7,551	$—
ABS Other	20,098,815	—	185	(304,489)	7,673,273
Non-Agency Commercial Mortgage-Backed Securities	4,387,394	—	(11,816)	16,813	13,327,048
Senior Loans
Pharmaceuticals	—	—	—	—	2,242,189
Loan Participations	2,657,911	—	(644)	13,010	—
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	—	—	(691,634)	—
Other Investments
Aircraft ABS	—	—	—	—	9,000,000

Total	$27,955,394	$—	$(2,680)	$(958,749)	$32,242,510

69  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Strategic Alpha Fund (continued)
Asset Valuation Inputs (continued)
Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(414,495)	$936,623	$—	$1,350,548	$5,566
ABS Other	(2,081,158)	—	(1,494,970)	23,891,656	(588,271)
Non-Agency Commercial Mortgage-Backed Securities	(945,263)	—	—	16,774,176	5,281
Senior Loans
Pharmaceuticals	—	—	—	2,242,189	—
Loan Participations	(85,801)	—	—	2,584,476	12,795
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	2,023,954	—	1,332,320	(691,634)
Other Investments
Aircraft ABS	—	—	—	9,000,000	—

Total	$(3,526,717)	$2,960,577	$(1,494,970)	$57,175,365	$(1,256,263)

Debt securities valued at $936,623 were transferred from Level 2 to Level 3 during the period ended June 30, 2015. At December 31, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At June 30, 2015, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

A preferred stock valued at $2,023,954 was transferred from Level 2 to Level 3 during the period ended June 30, 2015. At December 31, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At June 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $1,494,970 was transferred from Level 3 to Level 2 during the period ended June 30, 2015. At December 31, 2014, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At June 30, 2015, this security was

|  70

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the six months ended June 30, 2015, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the six months ended June 30, 2015, the Fund used forward foreign currency and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the six months ended June 30, 2015, the Fund engaged in futures contracts and interest rate swap agreements to manage duration and for hedging purposes.

71  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the six months ended June 30, 2015, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the six months ended June 30, 2015, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the six months ended June 30, 2015, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of June 30, 2015, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(306,925)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the six months ended June 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$572,231

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$305,257

|  72

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The following is a summary of derivative instruments for Strategic Alpha Fund as of June 30, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Interest rate contracts	$748,002	$—	$—	$830,931	$1,578,933
Foreign exchange contracts	1,744,397	699,984	—	—	2,444,381
Credit contracts	—	—	—	957,616	957,616

Total over-the-counter asset derivatives	$2,492,399	$699,984	$—	$1,788,547	$4,980,930

Exchange-traded/ cleared asset derivatives
Interest rate contracts	$—	$—	$1,183,735	$937,241	$2,120,976
Equity contracts	338,304	—	1,396,406	—	1,734,710

Total exchange-traded/cleared asset derivatives	$338,304	$—	$2,580,141	$937,241	$3,855,686

Total asset derivatives	$2,830,703	$699,984	$2,580,141	$2,725,788	8,836,616

73  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Liabilities	Options/ swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(84,286)	$—	$—	$—	$(84,286)
Foreign exchange contracts	(960,529)	(1,362,910)	—	—	(2,323,439)
Credit contracts	—	—	—	(3,083,065)	(3,083,065)

Total over-the-counter liability derivatives	$(1,044,815)	$(1,362,910)	$—	$(3,083,065)	$(5,490,790)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(33,675)	$—	$(33,675)
Equity contracts	(14,221)	—	(90,936)	—	(105,157)

Total exchange-traded/cleared liability derivatives	$(14,221)	$—	$(124,611)	$—	$(138,832)

Total liability derivatives	$(1,059,036)	$(1,362,910)	$(124,611)	$(3,083,065)	$(5,629,622)

[1]	Represents purchased options/swaptions, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for Strategic Alpha Fund during the six months ended June 30, 2015, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(269,562)	$(1,856,423)	$—	$—	$—
Foreign exchange contracts	2,153,575	—	266,000	—	11,127,663
Credit contracts	—	—	—	979,790	—
Equity contracts	(4,449,994)	(3,430,105)	1,921,419	—	—

Total	$(2,565,981)	$(5,286,528)	$2,187,419	$979,790	$11,127,663

|  74

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$777,681	$1,150,060	$19,128	$1,551,209	$—
Foreign exchange contracts	(2,307,245)	—	(243,925)	—	(4,826,745)
Credit contracts	—	—	—	(1,019,025)	—
Equity contracts	155,867	4,670,365	33,834	—	—

Total	$(1,373,697)	$5,820,425	$(190,963)	$532,184	$(4,826,745)

[4]	Represents realized gain/loss and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2015:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.95%
Highest Notional Amount Outstanding	99.25%
Lowest Notional Amount Outstanding	98.62%
Notional Amount Outstanding as of June 30, 2015	98.66%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2015:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	28.05%	48.04%	4.19%	1.90%
Highest Notional Amount Outstanding	45.78%	62.45%	7.12%	4.98%
Lowest Notional Amount Outstanding	15.17%	48.52%	2.00%	0.00%
Notional Amount Outstanding as of June 30, 2015	15.41%	60.27%	2.00%	4.96%

75  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the six months ended June 30, 2015:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	5.74%	8.28%	0.48%	6.33%
Highest Market Value of Underlying Instruments	7.41%	10.53%	1.28%	10.67%
Lowest Market Value of Underlying Instruments	3.91%	1.84%	0.00%	0.00%
Market Value of Underlying Instruments as of June 30, 2015	5.58%	6.59%	0.82%	4.39%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the six months ended June 30, 2015:

Strategic Alpha Fund	Interest Rate Put Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.00%*	0.04%	0.12%
Highest Premium Paid/Received	0.01%	0.05%	0.20%
Lowest Premium Paid/Received	0.00%	0.03%	0.00%
Premium Paid/Received as of June 30, 2015	0.01%	0.05%	0.00%

*	Amount rounds to less than 0.01%.

|  76

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	96	$424,650
Options written	829	2,662,289
Options terminated in closing purchase transactions	(733)	(2,390,681)
Options expired	(12)	(17,336)

Outstanding at June 30, 2015	180	$678,922

The following is a summary of Strategic Alpha Fund’s written option activity (excluding foreign currency options and interest rate swaptions):

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	12,259	$177,011
Options written	22,558	1,927,021
Options terminated in closing purchase transactions	(16,212)	(307,660)
Options expired	(16,344)	(1,712,397)
Options assigned	(359)	(25,744)

Outstanding at June 30, 2015	1,902	$58,231

The following is a summary of Strategic Alpha Fund’s foreign currency written option activity:

Strategic Alpha Fund	Units of Currency	Premiums
Outstanding at December 31, 2014	70,000,000	$266,000
Options written	61,600,000	980,364
Options terminated in closing purchase transactions	(70,000,000)	(266,000)

Outstanding at June 30, 2015	61,600,000	$980,364

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2014	$—	$—
Swaptions written	1,570,000,000	103,414
Swaptions terminated in closing purchase transactions	—	—

Outstanding at June 30, 2015	$1,570,000,000	$103,414

77  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of June 30, 2015, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$2,733,776	$(2,114,807)	$618,969	$(570,000)	$48,969
Barclays Bank PLC	575,207	—	575,207	(298,080)	277,127
Citibank, N.A.	1,327,874	(708,860)	619,014	(330,000)	289,014
Credit Suisse International	103,955	(103,955)	—	—	—
Deutsche Bank AG	55,696	(55,696)	—	—	—
JPMorgan Chase Bank, N.A.	184,422	(184,422)	—	—	—

	$4,980,930	$(3,167,740)	$1,813,190	$(1,198,080)	$615,110

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(2,114,807)	$2,114,807	$—	$—	$—
Citibank, N.A.	(708,860)	708,860	—	—	—
Credit Suisse International	(174,795)	103,955	(70,840)	—	(70,840)
Deutsche Bank AG	(956,467)	55,696	(900,771)	900,771	—
JPMorgan Chase Bank, N.A.	(1,382,747)	184,422	(1,198,325)	1,198,325	—
Morgan Stanley Capital Services, Inc.	(153,114)	—	(153,114)	—	(153,114)

	$(5,490,790)	$3,167,740	$(2,323,050)	$2,099,096	$(223,954)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement

79  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of June 30, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$26,569,616	$20,104,700

These amounts include cash and U.S. government and agency securities received as collateral of $1,488,080. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Equity Call Premium Fund	$21,246,288	$3,287,612
Strategic Alpha Fund	546,039,122	475,812,334

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30,

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$87,314	$78,006	$9,308	0.65%	0.07%
Strategic Alpha Fund	4,924,426	—	4,924,426	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2016.

No expenses were recovered for either Fund during the six months ended June 30, 2015 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$2,830	$26	$77
Strategic Alpha Fund	137,721	85,885	257,656

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$5,697
Strategic Alpha Fund	298,365

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the six months ended June 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$3,422
Strategic Alpha Fund	496,276

As of June 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$124
Strategic Alpha Fund	10,825

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended June 30, 2015 were as follows:

Fund	Commissions
Strategic Alpha Fund	$41,184

83  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of June 30, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.01% of the Fund’s net assets.

h.  Payment by Affiliates.  For the six months ended June 30, 2015, Loomis Sayles reimbursed Strategic Alpha Fund $128,504 for losses incurred in connection with a trading error.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of June 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Strategic Alpha Fund	3	42.40%	0.01%	42.41%
Gateway Equity Call Premium Fund	2	82.45%	—	82.45%

85  |

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Period Ended December 31, 2014(a)
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	296,032	$2,987,369	9,653	$95,980
Issued in connection with the reinvestment of distributions	2,109	21,775	38	379
Redeemed	(24,733)	(254,839)	(98)	(980)

Net change	273,408	$2,754,305	9,593	$95,379

Class C
Issued from the sale of shares	3,581	$36,310	101	$1,011
Issued in connection with the reinvestment of distributions	16	165	— (b)	2
Redeemed	(100)	(1,029)	(1)	(10)

Net change	3,497	$35,446	100	$1,003

Class Y
Issued from the sale of shares	2,586,268	$26,686,498	2,437,927	$24,313,859
Issued in connection with the reinvestment of distributions	13,121	135,607	4,090	40,780
Redeemed	(1,189,286)	(12,263,903)	(354,383)	(3,501,024)

Net change	1,410,103	$14,558,202	2,087,634	$20,853,615

Increase (decrease) from capital share transactions	1,687,008	$17,347,953	2,097,327	$20,949,997

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

10.  Capital Shares (continued).

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,006,616	$20,214,934	3,289,877	$33,285,385
Issued in connection with the reinvestment of distributions	167,521	1,670,862	314,559	3,151,241
Redeemed	(1,219,396)	(12,259,547)	(10,780,235)	(109,403,574)

Net change	954,741	$9,626,249	(7,175,799)	$(72,966,948)

Class C
Issued from the sale of shares	503,267	$5,032,490	652,702	$6,559,344
Issued in connection with the reinvestment of distributions	69,571	692,006	120,066	1,196,499
Redeemed	(1,005,373)	(10,050,465)	(2,740,650)	(27,590,387)

Net change	(432,535)	$(4,325,969)	(1,967,882)	$(19,834,544)

Class Y
Issued from the sale of shares	21,961,421	$220,717,215	53,741,784	$543,162,597
Issued in connection with the reinvestment of distributions	1,706,895	17,006,058	2,470,530	24,696,717
Redeemed	(14,928,350)	(150,147,504)	(33,268,929)	(335,773,481)

Net change	8,739,966	$87,575,769	22,943,385	$232,085,833

Increase (decrease) from capital share transactions	9,262,172	$92,876,049	13,799,704	$139,284,341

87  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 20, 2015

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 20, 2015